$170,000,000

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                      originally dated as of March 13, 1996

                  and amended and restated as of April 9, 1997

                                      among

                         EXIDE ELECTRONICS GROUP, INC.,

                          The GUARANTORS Party Hereto,

                            The LENDERS Party Hereto,

                        The ISSUING LENDERS Party Hereto,

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             as Administrative Agent

                                       and

                               NATIONSBANK, N.A.,
                             as Documentation Agent



                              ABN AMRO BANK, N.V.,
                            BANK OF AMERICA ILLINOIS,
                                       and
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                  as Co-Agents

                                TABLE OF CONTENTS


                                      PAGE

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions........................... .........................1
SECTION 1.02.  Accounting Terms and Determinations.... .......................21

                                    ARTICLE 2
                                  THE CREDITS

SECTION 2.01.  Commitments to Lend............................................22
SECTION 2.02.  Method of Borrowing..................... ......................25
SECTION 2.03.  Notes..........................................................26
SECTION 2.04.  Scheduled Termination of Commitments and Maturity of Loans.....27
SECTION 2.05.  Interest Rates.................................................28
SECTION 2.06.  Fees...........................................................29
SECTION 2.07.  Optional Termination or Reduction of Commitments...............30
SECTION 2.08.  Mandatory Incremental Repayments, and Reduction of Commitments.30
SECTION 2.09.  Optional Prepayments...........................................32
SECTION 2.10.  Method of Electing Interest Rates..............................32
SECTION 2.11.  General Provisions as to Payments..............................34
SECTION 2.12.  Funding Losses.................................................34
SECTION 2.13.  Computation of Interest and Fees...............................35
SECTION 2.14.  Regulation D Compensation......................................35
SECTION 2.15.  Letters of Credit..............................................36
SECTION 2.16.  Assignments and Assumptions on the Amendment Effective Date;
                 Non-Continuing Lenders.......................................39

                                    ARTICLE 3
                                   CONDITIONS

SECTION 3.01.  Amendment Effective Date.......................................41
SECTION 3.02.  Borrowings and Issuances of Letters of Credit..................43

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power..................................44
SECTION 4.02.  Corporate and Governmental Authorization; No Contraventions....44
SECTION 4.03.  Binding Effect.................................................44
SECTION 4.04.  Financial Information..........................................45
SECTION 4.05.  Litigation.....................................................46
SECTION 4.06.  Compliance with ERISA..........................................46
SECTION 4.07.  Environmental Matters..........................................47
SECTION 4.08.  Taxes..........................................................47
SECTION 4.09.  Subsidiaries...................................................47
SECTION 4.10.  Regulatory Restrictions on Borrowing...........................48
SECTION 4.11.  Full Disclosure................................................48
SECTION 4.12.  Representations of Guarantors..................................48
SECTION 4.13.  Deltec Acquisition Documents...................................49

                                    ARTICLE 5
                                   COVENANTS

SECTION 5.01.  Information....................................................49
SECTION 5.02.  Payment of Obligations.........................................53
SECTION 5.03.  Maintenance of Property; Insurance.............................53
SECTION 5.04.  Conduct of Business and Maintenance of Existence...............54
SECTION 5.05.  Compliance with Laws...........................................54
SECTION 5.06.  Inspection of Property, Books and Records; Annual Lender
                 Meeting......................................................54
SECTION 5.07.  Mergers and Sales of Assets....................................55
SECTION 5.08.  Use of Proceeds................................................55
SECTION 5.09.  Negative Pledge................................................56
SECTION 5.10.  Limitation on Debt.............................................57
SECTION 5.11.  Restricted Payments............................................58
SECTION 5.12.  Investments and Other Acquisitions.............................59
SECTION 5.13.  Consolidated Capital Expenditures..............................60
SECTION 5.14.  Sale-leaseback Transactions....................................61
SECTION 5.15.  Transactions with Affiliates...................................61
SECTION 5.16.  Hedging Facilities.............................................62
SECTION 5.17.  Further Assurances.............................................62
SECTION 5.18.  Minimum Consolidated Net Worth.................................63
SECTION 5.19.  Fixed Charge Coverage Ratio....................................63
SECTION 5.20.  Leverage Ratio.................................................64
SECTION 5.21.  Amendments of Related Documents................................64
SECTION 5.22.  Limitation on Restrictions Affecting Subsidiaries..............64
SECTION 5.23.  Designated Senior Debt.........................................65

                                    ARTICLE 6
                                    DEFAULTS

SECTION 6.01.  Events of Default..............................................65
SECTION 6.02.  Notice of Default..............................................67
SECTION 6.03.  Cash Cover.....................................................68

                                    ARTICLE 7
                                   THE AGENT

SECTION 7.01.  Appointment and Authorization..................................68
SECTION 7.02.  Agents and Affiliates..........................................68
SECTION 7.03.  Action by Agents...............................................69
SECTION 7.04.  Consultation with Experts......................................69
SECTION 7.05.  Liability of Agents............................................69
SECTION 7.06.  Indemnification................................................69
SECTION 7.07.  Credit Decision................................................69
SECTION 7.08.  Successor Administrative Agent.................................70
SECTION 7.09.  Agents' Fee....................................................70
SECTION 7.10.  Co-Agents and Documentation Agent..............................70

                                    ARTICLE 8
                            CHANGE IN CIRCUMSTANCES

SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair.......70
SECTION 8.02.  Illegality.....................................................71
SECTION 8.03.  Increased Cost and Reduced Return..............................72
SECTION 8.04.  Taxes..........................................................73
SECTION 8.05.  Base Rate Loans Substituted for Affected Euro-Dollar Loans.....75
SECTION 8.06.  Substitution of Lender.........................................76

                                    ARTICLE 9
                                    GUARANTY

SECTION 9.01.  The Guaranty...................................................76
SECTION 9.02.  Guaranty Unconditional.........................................76
SECTION 9.03.  Discharge Only upon Payment in Full; Reinstatement In Certain
                   Circumstances..............................................77
SECTION 9.04.  Waiver by Each Guarantor.......................................77
SECTION 9.05.  Subrogation and Contribution...................................78
SECTION 9.06.  Stay of Acceleration...........................................78
SECTION 9.07.  Limit of Liability.............................................78

                                   ARTICLE 10
                                  MISCELLANEOUS

SECTION 10.01.  Notices.......................................................78
SECTION 10.02.  No Waivers....................................................79
SECTION 10.03.  Expenses; Indemnification.....................................79
SECTION 10.04.  Sharing of Set-Offs...........................................79
SECTION 10.05.  Amendments and Waivers; Release of Collateral.................80
SECTION 10.06.  Successors and Assigns........................................81
SECTION 10.07.  Collateral....................................................84
SECTION 10.08.  Governing Law; Submission to Jurisdiction.....................84
SECTION 10.09.  Counterparts; Integration.....................................84
SECTION 10.10.  Waiver by Jury Trial..........................................84

PRICING SCHEDULE

SCHEDULE 1........Existing Letters of Credit
SCHEDULE 2........Assigning Lenders
SCHEDULE 3........Assuming  Lenders
SCHEDULE 4........Certain Payments
SCHEDULE 4.05.....Material Litigation
SCHEDULE 5.10.....Outstanding Indebtedness
SCHEDULE 5.22.....Existing Restrictions Affecting Subsidiaries

EXHIBIT A.........Note
EXHIBIT B.........Security Agreement
EXHIBIT C.........Pledge Agreement
EXHIBIT D.........Opinion of Special North Carolina Counsel for the Obligors
EXHIBIT E-1.......Opinion of Davis Polk & Wardwell, Special New York Counsel to
                  the Agents
EXHIBIT E-2.......Form of Opinion of Special Foreign Counsel to the Agents
EXHIBIT F.........Assignment and Assumption Agreement
EXHIBIT G.........Borrowing Base Certificate
EXHIBIT H.........Guarantor Addendum

                      AMENDED AND RESTATED CREDIT AGREEMENT


         AGREEMENT dated as of April 9, 1997 among EXIDE ELECTRONICS GROUP, INC., the GUARANTORS party hereto, the LENDERS listed on the signature pages hereof, the ISSUING LENDERS parties hereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and NATIONSBANK, N.A., as Documentation Agent.

         Certain parties hereto have entered into a Credit Agreement dated as of March 13, 1996 and wish, upon satisfaction of the conditions set forth in
Section 3.01 hereof, to amend and restate such Credit Agreement as set forth herein (such amendment and restatement, the "Amendment"; and such Credit Agreement, as in effect from time to time prior to the Amendment Effective Date, as amended and restated by the Amendment as of the Amendment Effective Date and as further amended from time to time thereafter, this "Agreement", provided that in no event shall the Amendment be deemed to extinguish or constitute a novation of the obligations under the Agreement). The parties hereto therefore agree as follows:



                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

         "Acquisition" shall mean any acquisition (other than the Deltec Acquisition), whether in a single transaction or series of related transactions, by the Borrower or any one or more Subsidiaries, or any combination thereof, of
(i) all or a substantial part of the assets, or a going business or division, of any Person, whether through purchase of assets or securities, by merger or otherwise, (ii) control of at least a majority of securities of an existing corporation or other Person ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or
(iii) control of a greater than 50% ownership interest in any existing partnership, joint venture or other Person.

         "Additional Debt Incurrence" means the incurrence of any Debt by the Borrower or any of its Subsidiaries after the date hereof of the type referred to in clauses (i), (ii) or (vii) of the definition of "Debt" herein, other than Debt (i) under the Loan Documents, or the Subordinated Notes, (ii) which constitutes a permitted refinancing of Debt hereunder, (iii) which is secured by a Lien permitted by Section 5.09(c) or (iv) expressly permitted by Sections 5.10(f) or (g).

         "Administrative Agent" means Morgan Guaranty Trust Company of New York in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity.

         "Administrative Questionnaire" means, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Lender.

         "Affiliate" means, with respect to any Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls the Borrower (a "Controlling Person") or (ii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agents" means the Administrative Agent and the Documentation Agent, and "Agent" means either one of the foregoing.

         "Amendment" has the meaning set forth in the second introductory paragraph hereof.

         "Amendment Effective Date" means the date the Amendment shall become effective in accordance with Section 3.01.

         "Applicable Lending Office" means, with respect to any Lender, (i) in the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

         "Asset Sale" means any sale, lease or other disposition (including any such transaction effected by way of merger or consolidation) by the Borrower or any of its Subsidiaries of any asset, including without limitation any sale-leaseback transaction, whether or not involving a capital lease, but excluding (i) dispositions of inventory, cash, cash equivalents and other cash management investments and obsolete, unused or unnecessary equipment and undeveloped real estate, in each case in the ordinary course of business, (ii) dispositions to the Borrower or a Subsidiary of the Borrower and (iii) Permitted Receivables Dispositions.

         "Assignee" has the meaning set forth in Section 10.06(c).

         "Assigning Lender" means those banks listed on Schedule 2 hereof.

         "Assuming Lender" means those banks listed on Schedule 3 hereof.

         "Available Cash Flow" means, for any fiscal period, the sum of (i) Consolidated Net Income for such period plus (ii) to the extent deducted in determining Consolidated Net Income for such period, depreciation, amortization and other similar noncash charges plus (iii) any increase (or minus any decrease) during such period in deferred tax liabilities of the Borrower and its Consolidated Subsidiaries, taken as a whole, minus (iv) any gain (or plus any loss) from Asset Sales to the extent included (or deducted) in determining Consolidated Net Income for such period.

         "Available LC Amount" means at any time an amount equal to the lesser of (i) $10,000,000, and (ii) the excess, if any, of the aggregate amount of the Revolving Commitments (or if less, the Borrowing Base) over the aggregate outstanding amount of Revolving Loans and Swing Loans at such time.

         "Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

         "Base Rate Loan" means (i) a Loan which bears interest by reference to the Base Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or the provisions of Article VIII or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

         "Base Rate Margin" means a rate per annum determined in accordance with the Pricing Schedule.

         "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

         "Borrower" means Exide Electronics Group, Inc., a Delaware corporation, and its successors.

         "Borrower's 1996 Form 10-K" means the Borrower's annual report on Form 10-K for the Fiscal Year ended September 30, 1996, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

         "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by the Lenders pursuant to Article 2 (or a Swing Loan made solely by the Swing Lender), all of which (except for Base Rate Loans) have the same initial Interest Period. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans, a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans and a "Swing Borrowing" if such Loan is a Swing Loan.

         "Borrowing Base" means, at any date of determination, the sum of (i) 70% of Eligible Accounts Receivable and (ii) 50% of Eligible Inventories, in each case determined pursuant to the most recent Borrowing Base Certificate prepared in accordance with Section 5.01(i).

         "Borrowing Base Certificate" means a certificate, duly executed by the chief financial officer, treasurer, assistant treasurer or controller of the Borrower, appropriately completed and substantially in the form of Exhibit G hereto.

         "Collateral" means collateral subject to the Collateral Documents.

         "Collateral Documents" means, collectively, the Pledge Agreement, the Security Agreement and any other agreement pursuant to which an Obligor or any Subsidiary of an Obligor provides a Lien on its assets in favor of the Administrative Agent for the benefit of the Lenders, and all supplementary assignments, security agreements, pledge agreements, acknowledgments or other documents delivered or to be delivered pursuant to the terms hereof (including without limitation pursuant to Section 5.17) or of any other Security Document.

         "Commitment" means a Term Commitment or a Revolving Commitment, and "Commitments" means any combination of the foregoing.

         "Commitment Fee Rate" means a rate per annum determined in accordance with the Pricing Schedule.

         "Commitment Schedule" means the Schedule attached hereto identified as such.

         "Consolidated Capital Expenditures" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Borrower and its Consolidated Subsidiaries for such period, as the same are or would be set forth in a consolidated statement of cash flows of the Borrower and its Consolidated Subsidiaries for such period.

         "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

         "Consolidated EBITDA" means, for any fiscal period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (i) Consolidated Interest Expense, (ii) income tax expense, (iii) the aggregate amount of depreciation, amortization and other similar non-cash charges, (iv) solely with respect to Consolidated Net Income determined for the Fiscal Quarter ended on or about March 31, 1996 and the Fiscal Quarter ended on or about June 30, 1996, the amount of one-time charges taken in connection with the Deltec Acquisition and set forth as a separate line item referred to as "Acquisition and Restructuring Expense" on the Borrower's consolidated statement of income for such periods (but in no event greater than $11,621,000 for the Fiscal Quarter ended on or about March 31, 1996 and $3,000,000 for the Fiscal Quarter ended on or about June 30, 1996), (v) solely with respect to Consolidated Net Income determined for the Fiscal Quarter ended on or about March 31, 1997, the amount of fees and expenses initially capitalized in connection with the initial closing of this Agreement in 1996, and expensed during the Fiscal Quarter ended on or about
March 31, 1997 (but in no event greater than $2,500,000, determined on an after-tax basis) and (vi) minority interest expenses deducted in determining the Borrower's direct or indirect share of net income of Consolidated Subsidiaries.

         "Consolidated Interest Expense" means, for any period, the interest expense of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period excluding, for the Fiscal Quarter ended on or about March 31, 1996, $4,100,000 of interest expense incurred pursuant to the Deltec Purchase Agreement.

         "Consolidated Net Income" means, for any fiscal period, the net income of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period, exclusive of the effect of any extraordinary or other non-recurring gain (but not loss) and before the effect of any dividends paid during such period on the Borrower's capital stock.

         "Consolidated Net Working Investment" means at any date (i) consolidated current assets of the Borrower and its Consolidated Subsidiaries (exclusive of cash and cash equivalents) minus (ii) the sum (without duplication) of (x) the consolidated current liabilities of the Borrower and its Consolidated Subsidiaries and (y) the current liabilities of any Person (other than the Borrower or any of its Consolidated Subsidiaries) which are Guaranteed by the Borrower or a Consolidated Subsidiary, in each case exclusive of Debt, all determined as of such date.

         "Consolidated Net Worth" means at any date the sum of the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries determined as of such date (other than any amount attributable to stock which is required to be redeemed or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise).

         "Consolidated Rental Expense" means, for any period, the aggregate rental expense of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period.

         "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.09 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, (vii) any Receivables Financing and (viii) all Debt of others Guaranteed by such Person.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Deltec" means Deltec Power Systems, Inc., a Wisconsin corporation, and its successors.

         "Deltec Acquisition" means the acquisition by the Borrower of Deltec and all other transactions contemplated by the Deltec Purchase Agreement to be consummated on or before the Original Closing Date.

         "Deltec Acquisition Documents" means the Deltec Purchase Agreement and all agreements, documents and instruments executed and delivered pursuant thereto or in connection with the foregoing, each as amended from time to time in accordance with the terms hereof and thereof.

         "Deltec Purchase Agreement" means the Stock Purchase Agreement dated as of November 16, 1995 among the Borrower, Deltec, Fiskars Holdings, Inc. and Fiskars Holdings, Inc., including the exhibits and schedules thereto, as amended by Amendment No. 1 thereto dated as of February 9, 1996 and as the same may further be amended in accordance with the terms hereof and thereof.


         "Deltec Seller Stock" means the 50 shares of Class A Preferred Stock held by Fiskars Oy Ab, issued in connection with the closing of the Deltec Acquisition and redeemable on January 8, 1997.

         "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

         "Documentation Agent" means NationsBank, N.A. in its capacity as documentation agent for the Lenders hereunder, and its successors in such capacity.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "Domestic Lending Office" means, as to each Lender, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Lender may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

         "EEIC" means Exide Electronics International Corp., a Delaware corporation.

         "Eligible Accounts Receivable" means, at any date of determination thereof, the aggregate amount of "Accounts Receivable" of the Borrower and its Consolidated Subsidiaries, as such amount is shown on the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries on such date on a basis consistent with that used in the preparation of the financial statements referred to in Section 4.04(a) (other than any such amounts that are subject to a Lien pursuant to a Permitted Receivables Financing), all net of reserves and any "contra" accounts taken or maintained in respect thereof, or such net amount that would be so shown on such balance sheet on such date if it were so prepared on such date.

         "Eligible Inventories" means, at any date of determination thereof, the value (determined on a basis consistent with that used on the date hereof) at such date of all inventory of the Borrower and its Consolidated Subsidiaries, to the extent comprised of readily marketable materials of a type manufactured, consumed or held for resale, as such amount is shown on the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries on such date on a basis consistent with that used in the preparation of the financial statements referred to in Section 4.04(a), other than any such amounts that are subject to a Lien (other than Liens under the Loan Documents), all net of reserves and any "contra" accounts taken or maintained in respect thereof, or such net amount that would be so shown on such balance sheet on such date if it were so prepared on such date.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

         "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

         "Euro-Dollar Lending Office" means, as to each Lender, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Lender as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

         "Euro-Dollar Loan" means (i) a Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

         "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

         "Euro-Dollar  Rate"  means a rate of  interest  determined  pursuant to
Section 2.05(b) on the basis of a London Interbank Offered Rate.

         "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents).

         "Event of Default" has the meaning set forth in Section 6.01.

         "Excess Cash Flow" means, for any period the excess (if any) of:

                           (A) the  sum of (i)  Available  Cash  Flow  for  such
                  fiscal period, and (ii) any decrease in Consolidated Net Working Investment between the beginning and the end of such period;

                           (B) the sum of (i) Consolidated  Capital Expenditures
                  for such period, (ii) any increase in Consolidated Net Working Investment between the beginning and the end of such period,
                  (iii) cash dividends paid on capital stock during such period,
                  (iv) mandatory reductions of long-term Debt of the Borrower and its Consolidated Subsidiaries during such period (adjusted to eliminate the effect of prepayments on account of Excess Cash Flow for a prior period) and (v) optional prepayments of Term Loans during such period pursuant to Section 2.09.

         "Existing Credit Agreement" means the Credit Agreement dated as of September 30, 1994 among the Borrower, as guarantor, the "Borrowers" referred to therein, First Union National Bank of North Carolina, as co-arranger and administrative agent, BA Securities, Inc., as co-arranger, Bank of America Illinois, as documentation agent and the lenders referred to therein, as amended.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

         "Fiscal Quarter" means a fiscal quarter in a Fiscal Year of the Borrower. "First Fiscal Quarter 1996", "Second Fiscal Quarter 1996" and "Third Fiscal Quarter 1996", e.g., mean, respectively, the fiscal quarters of the Borrower ending most nearly on December 31, 1995, March 31, 1996 and June 30, 1996.

         "Fiscal Year" means a fiscal year of the Borrower, and "Fiscal Year" for any particular year means the fiscal year of the Borrower ended or ending during the specified calendar year. "Fiscal Year 1996", e.g., means the fiscal year of the Borrower ending approximately September 30, 1996.

         "Fixed Charge Coverage Ratio" means, at any date, the ratio of (i) the sum of (A) Consolidated EBITDA plus (B) Consolidated Rental Expense minus (C) Consolidated Capital Expenditures, in each case for the four consecutive Fiscal Quarters of the Borrower and its Consolidated Subsidiaries ending on such date (or, in the case of any Fiscal Quarter ending prior to March 31, 1997, for the period commencing on April 1, 1996 and ending on the last day of such Fiscal Quarter) to (ii) the sum of (x) Consolidated Interest Expense for such period plus (y) Consolidated Rental Expense for such period plus (z) the aggregate amount of dividends or distributions paid by the Borrower on or with respect to its capital stock (or by any Subsidiary on or with respect to capital stock owned by a Person other than the Borrower or another Subsidiary) during such period, but excluding in any event the redemption of the Deltec Seller Stock in accordance with the terms thereof.

         "Group of Loans" or "Group" means at any time a group of Loans consisting of (i) all Base Rate Loans at such time or (ii) all Euro-Dollar Loans having the same Interest Period at such time; provided that, if Loans of any particular Lender are converted to or made as Base Rate Loans pursuant to
Article 8, such Loans shall be included in the same Group or Groups of Loans from time to time as they would have been in if they had not been so converted or made.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt or other obligation of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Guarantor" means each Person listed on the signature pages hereof as a "Guarantor", together with any Person who shall become a Guarantor in accordance with Section 5.17(d), and their respective successors.

         "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

         "Immaterial Subsidiary" means a Subsidiary of the Borrower, other than any Obligor, that at the relevant time of determination (i) does not, together with any of its Subsidiaries, have assets (including capital stock) with an aggregate fair market value exceeding $1,000,000 and (ii) is not performing any activity significant to the business of the Borrower and its Subsidiaries, taken as a whole, if the Borrower shall have notified the Administrative Agent prior to the date hereof or any relevant event that such Subsidiary is an "Immaterial Subsidiary". As of the Amendment Effective Date, Lortec Power Systems, Inc., International Power Machines de Mexico, S.A. de C.V., and Exide Electronics, B.V. are Immaterial Subsidiaries.

         "Indemnitee" has the meaning set forth in Section 10.03(b).

         "Interest Period" means, with respect to each Euro-Dollar Loan, a period commencing on the date of Borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice; provided that:


                           (a) any Interest  Period which would otherwise end on
                  a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                           (b) any  Interest  Period  which  begins  on the last
                  Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                           (c) if any Interest Period includes a date on which a
                  payment of  principal of any Loan is required to be made under
                  Section 2.04 or Section 2.08 but does not end on such date, then (i) the principal amount (if any) of each Euro-Dollar Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "International   Subsidiary"  means  any  Subsidiary  of  the  Borrower
organized under the laws of a jurisdiction, and conducting substantially all of its operations outside of, the United States of America.

         "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Guarantee, time deposit or otherwise (but not including any demand deposit).

         "Issuing Lender" means Morgan Guaranty Trust Company of New York, Bank of America Illinois, and First Union National Bank of North Carolina and any other Lender that may agree to issue letters of credit hereunder, in each case as issuer of a letter of credit hereunder.

         "Lender" means each bank listed on the signature pages hereof, each Assignee which becomes a Lender pursuant to Section 10.06(c), and their respective successors, and shall include, as the context may require, the Issuing Lender in such capacity.

         "Letter of Credit" means a letter of credit to be issued hereunder by an Issuing Lender.

         "Letter of Credit Fee Rate" means a rate per annum determined in accordance with the Pricing Schedule.

         "Letter of Credit Liabilities" means, for any Lender and at any time, the sum of (i) the amounts then owing to such Lender (including in its capacity as an Issuing Lender) by the Borrower to reimburse it in respect of amounts drawn under Letters of Credit and (ii) such Lender's Revolving Percentage of the aggregate amount then available for drawing under all Letters of Credit.

         "Leverage Ratio" means, for any day, the ratio of (i) Consolidated Debt on such day to (ii) Consolidated EBITDA for the four consecutive Fiscal Quarters ending on or most recently prior to such day; provided that in determining the Leverage Ratio as of any day prior to the end of the Fiscal Quarter ending approximately on March 31, 1997, Consolidated EBITDA for the Fiscal Quarters ending September 30, 1995, December 31, 1995 and March 31, 1996 shall be deemed to be $14,683,000, $15,223,000 and $12,937,000, respectively.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Loan" means a Base Rate Loan, a Euro-Dollar Loan or a Swing Loan, and "Loans" means Base Rate Loans, Swing Loans or Euro-Dollar Loans or any combination of the foregoing.

         "Loan Documents" means this Agreement, the Notes and the Collateral Documents.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.05(b).

         "Major Casualty Proceeds" means (i) the aggregate insurance proceeds received in connection with one or more related events by the Borrower or any of its Subsidiaries under any insurance policy maintained by the Borrower or any of its Subsidiaries covering losses with respect to tangible real or personal property or improvements or losses from business interruption or (ii) any award or other compensation with respect to any condemnation of property (or any transfer or disposition of property in lieu of condemnation) received by the Borrower or any of its Subsidiaries, if the amount of such aggregate proceeds or award or other compensation exceeds $1,000,000.

         "Material Debt" means Debt (other than the Notes) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $5,000,000.

         "Material Financial Obligations" means a principal or face amount of Debt and/or payment or collateralization obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $5,000,000.

         "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $1,000,000.

         "Maturity Date" means April 9, 2002, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Maturity Date shall be the next preceding Euro-Dollar Business Day.

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

         "Net Cash Proceeds" means, with respect to any Reduction Event, an amount equal to the cash proceeds received by the Borrower or any or its Subsidiaries from or in respect of such Reduction Event (including any cash proceeds received as income or other proceeds of any noncash proceeds of any Asset Sale) or, in the case of any Permitted Receivables Financing, the Receivables Investment Amount with respect thereto (including any increases in the initial amount thereof from time to time, but not with respect to reinvestments out of collections or proceeds by the purchasers or lenders thereunder that do not result in an increase in the Receivables Investment Amount with respect thereto), (i) less any expenses reasonably incurred by such Person in respect of such Reduction Event and (ii) if such Reduction Event is an Asset Sale, less (x) the amount of any Debt secured by a Lien on any asset disposed of in such Asset Sale and discharged from the proceeds thereof and (y) any taxes actually paid or to be payable by such Person (as estimated by a senior financial or accounting officer of the Borrower, giving effect to the overall tax position of the Borrower) in respect of such Asset Sale.


         "Notes" means promissory notes of the Borrower, substantially in the form of either Exhibit A to this Agreement as in effect immediately before the Amendment Effective Date or Exhibit A to this Agreement as in effect immediately after the Amendment Effective Date, evidencing the obligation of the Borrower to repay the Loans, and the "Note" means any one of such promissory notes issued under this Agreement as in effect immediately before or after the Amendment Effective Date.

         "Notice of Borrowing" has the meaning set forth in Section 2.02.

         "Notice of Interest Rate Election" has the meaning set forth in Section 2.10.

         "Notice of Issuance" has the meaning set forth in Section 2.15(b).

         "Obligor" means the Borrower and each Guarantor.

         "Original Closing Date" means March 13, 1996, the date of the initial Borrowings hereunder.

         "Parent" means, with respect to any Lender, any Person controlling such Lender.

         "Participant" has the meaning set forth in Section 10.06(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Receivables Disposition" means any transfer (by way of sale, pledge or otherwise) by the Borrower or any Subsidiary to any other Person of accounts receivable and other rights to payment (whether constituting accounts, chattel paper, instruments, general intangibles or otherwise and including the right to payment of interest or finance charges) and related contract and other rights and property (including all general intangibles, collections and other proceeds relating thereto, all security therefor (and the property subject thereto), all guarantees and other agreements or arrangements of whatsoever character from time to time supporting such right to payment, and all other rights, title and interest in goods relating to a sale which gave rise to such right of payment) in connection with a Permitted Receivables Financing.

         "Permitted Receivables Financing" means any Receivables Financing by the Borrower or any of its Subsidiaries which has been approved by the Required Lenders (which Receivables Financing shall provide for recourse against the transferor of such receivables only for limited indemnities and breach of warranty concerning the eligibility of the receivables transferred, and no such recourse for uncollectability of such receivables solely for the failure of the related obligors to pay such receivables), which such approval for any such transaction shall be considered in good faith. No Receivables Financing or other transaction involving the sale, pledge or other disposition by the Borrower or any of its Subsidiaries of any account receivable shall constitute a "Permitted Receivables Financing" unless the Required Lenders (determined, for this purpose, without the participation of any Lender acting as a participant, sponsor or credit support provider in any such Permitted Receivable Financing) have approved in writing (which such approval shall be considered in good faith) the final form of all documentation relating to such transaction (including, without limitation, the face amount of the accounts receivable subject thereto and the economic terms) and shall have agreed to such amendments to the Loan Documents, including, without limitation, provisions for an "Event of Default" or similar event hereunder in the event of a wind down or early amortization of such financing, and all amendments and waivers relating to such documentation.

         "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

         "Pledge Agreements" means each Pledge Agreement, the Share Mortgage or similar document dated as of the Original Closing Date between each Pledgor and the Administrative Agent, each substantially in the form of Exhibit C, in each case with such modifications and additions as shall be necessary to comply with applicable law and in each case as amended from time to time.

         "Pledgors" means the Borrower, International Power Machines Corporation, EEIC, Exide Electronics USA Holdings Corp., Exide Electronics Corporation, Deltec Electronics Corp. and Deltec.

         "Pricing Schedule" means the Schedule attached hereto identified as such.

         "Prime Rate" means the rate of interest publicly announced by the Administrative Agent in New York City from time to time as its Prime Rate.

         "Quarterly Date" means the last Euro-Dollar Business Day of each March, June, September and December.

         "Receivables Financing" means any receivables securitization program or other type of accounts receivable financing transaction by the Borrower or any of its Subsidiaries.

         "Receivables Investment Amount" means at any time, with respect to any Permitted Receivables Financing, the financing amount with respect thereto at such time, equal to the amount advanced by the purchasers or lenders with respect thereto for the purchase or financing of assets transferred pursuant thereto, net of repayments or recoveries through liquidation of such assets.

         "Reduction Amount" means, (i) in respect of an Asset Sale, 100% of the Net Cash Proceeds thereof in excess of $1,000,000 in any Fiscal Year, (ii) in respect of an Additional Debt Incurrence or receipt of Major Casualty Proceeds, 100% of the Net Cash Proceeds thereof, (iii) in respect of Excess Cash Flow, 50% of the amount thereof, and (iv) in respect of the issuance of equity securities not constituting Debt, 50% of the Net Cash Proceeds thereof in excess of $200,000 in any Fiscal Year.

         "Reduction Event" means (i) any Asset Sale, (ii) any Additional Debt Incurrence, (iii) the issuance of any equity securities by the Borrower or any of its Subsidiaries (other than equity securities issued to the Borrower or any of its Subsidiaries) or (iv) receipt of Major Casualty Proceeds. The description of any transaction as falling within the above definition does not affect any limitation on such transaction imposed by Article 5 of this Agreement.

         "Reference Lenders" means the principal London offices of Bank of America NT & SA, First Union National Bank of North Carolina, NationsBank, N.A. and Morgan Guaranty Trust Company of New York, and "Reference Lender" means any one of such Reference Lenders.

         "Refunded Swing Loans" has the meaning set forth in Section 2.01(d).

         "Refunding Date" has the meaning set forth in Section 2.01(e).

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Required Lenders" means at any time Lenders having, in the aggregate, at least 51% of the sum of (x) the Revolving Commitments at such time or, if the Revolving Commitments shall have been terminated, the sum of the aggregate outstanding principal amount of the Revolving Loans and Letter of Credit
Liabilities  plus (y) the  aggregate  outstanding  principal  amount of the Term
Loans at such time or, if no Term Loans are then outstanding, the Term Commitments at such time.

         "Restricted Investment" means any Investment by the Borrower and its Subsidiaries in any Person, other than (i) Investments in Guarantors, (ii) Temporary Cash Investments, (iii) Investments by Deltec, Borrower, EEIC and Exide Electronic Corporation in FPS Power Systems Oy Ab with a book value at any time in the aggregate not to exceed $5,000,000 collectively, (v) Guarantees permitted under clause (i) of Section 5.10(h) and (v) Investments in Subsidiaries other than Guarantors and in the Japanese Joint Venture, each of which Investments under this clause (v) is in existence on the Original Closing Date, and in the respective amounts thereof on the Original Closing Date, and renewals and extensions by the obligor with respect to any of the foregoing, provided that any such renewal or extension does not increase the amount of such Investment.

         "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock or (b) any option, warrant or other right to acquire shares of the Borrower's capital stock and (iii) any payment of principal on, or on account of, the purchase, redemption, retirement or other acquisition, in each case prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment of, the Subordinated Notes and any other Debt (except for repayments in the ordinary course of business of Debt of International Subsidiaries permitted under Section 5.10(g) hereof).

         "Revolving Commitment" means, (i) with respect to each Lender listed on the signature pages hereof, the amount set forth opposite the name of such Lender under the heading "Revolving Commitment" on the Commitment Schedule, and
(ii) with respect to any Assignee, the Revolving Commitment assigned to such Assignee pursuant to Section 10.06(c), in each case as such amount may be reduced from time to time pursuant to Section 2.07 or 2.08.

         "Revolving Credit Available Amount" means with respect to each Lender, at any time, the lesser of (i) the amount of such Lender's Revolving Commitment at such time and (ii) the Borrowing Base at such time multiplied by such Lender's Revolving Percentage.

         "Revolving Credit Period" means the period from and including the Original Closing Date to but not including the Maturity Date.

         "Revolving Loan" means a loan made by a Lender pursuant to Section 2.01(b).

         "Revolving   Percentage"  means,  with  respect  to  each  Lender,  the percentage that such Lender's Revolving Commitment constitutes of the aggregate amount of the Revolving Commitments.

         "S&P" means Standard & Poor's Ratings Services.

         "Sale-Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of any property that, or of any property similar to and used for substantially the same purposes as any other property that, has been or is to be sold, assigned, transferred or otherwise disposed of by the Borrower or any of its Subsidiaries to such Person with the intention of entering into such a lease.

         "Security Agreement" means the security agreement substantially in the form of Exhibit B hereto between each Obligor party thereto and the Administrative Agent entered into as of the Original Closing Date and any security agreement entered into pursuant hereto after the Original Closing Date, in each case as amended from time to time.

         "Series G Preferred Stock" means the 1,000,000 shares of Series G Convertible Preferred Stock held by Fiskars Oy Ab, issued in connection with the closing of the Deltec Acquisition and convertible at any time at the option of the holder, as in effect on the Original Closing Date and as amended from time to time in accordance with the terms hereof and thereof.

         "Subordinated Notes" means, at any time, the subordinated notes, in an aggregate principal amount of not less than $75,000,000 and not more than $150,000,000, issued pursuant to the Subordinated Note Agreement on or prior to the Original Closing Date, having a scheduled maturity not earlier than, and not requiring any payment of principal prior to, the date that is 10 years from the Original Closing Date.

         "Subordinated Note Agreement" means the Subordinated Note Indenture dated as of March 13, 1996 between the Borrower, the guarantors referred to therein, and the purchasers referred to therein, with regard to the issuance of at least $75,000,000 in aggregate principal amount of subordinated notes of the Borrower, substantially in the form delivered to the Lenders prior to the Original Closing Date, and as amended from time to time in accordance with the terms thereof and hereof.

         "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

         "Swing Lender" means Morgan Guaranty Trust Company of New York, in its capacity as the Swing Lender under the swing loan facility described in Section 2.01(c), and its successors in such capacity.

         "Swing Loan" means a Loan made by the Swing Lender pursuant to Section 2.01(c).

         "Swing Loan Commitment" means $5,000,000 or, if less, the aggregate amount of the Revolving Commitments.

         "Swing  Loan  Refund  Amount"  has the  meaning  set  forth in  Section
2.01(d).

         "Temporary Cash Investment" means any Investment in (i) securities issued or unconditionally guaranteed by the United States of America or any agency or instrumentality thereof, backed by the full faith and credit of the United States of America and maturing within one year from the date of acquisition, (ii) securities issued by any state of the United States of America or any political subdivision or public instrumentality thereof, maturing within one year from the date of acquisition and, at the time of acquisition, having a rating of at least A- by S&P or the equivalent by Moody's, (iii) commercial paper issued by any Person organized under the laws of the United States of America, maturing no more than one year from the date of acquisition and, at the time of acquisition, having a rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, (iv) time deposits and certificates of deposit that are insured by the Federal Deposit Insurance Corporation (the "FDIC") or any successor instrumentality of the government of the United States of America up to the applicable limit on insurance granted by the FDIC or such other instrumentality with respect to such instruments (it being understood that the amount invested in such instrument may not exceed the limit on such insurance), maturing within one year from the date of issuance and issued by a bank or trust company organized under the laws of the United States of America or any state thereof and having combined capital and surplus of at least $500,000,000, (v) repurchase obligations with a term not exceeding seven
(7) days with respect to underlying  securities of the types described in clause
(i) above entered into with any bank or trust company meeting the qualifications specified in clause (iv) above and (vi) money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

         "Term Commitment" means, with respect to each "Lender" party to this Agreement on the Original Closing Date, the amount set forth opposite the name of such Lender under the heading "Term Commitment" on the signature pages of this Agreement as in effect on the Original Closing Date.

         "Term Loan" means a loan made by a Lender pursuant to Section 2.01(a).

         "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

         SECTION 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Lenders; provided that, if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article 5 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.


                                    ARTICLE 2

                                   THE CREDITS

         SECTION 2.01.  Commitments to Lend.

          (a) Term Loans. On the Original Closing Date, each Person that was initially a Lender under the Agreement on the Original Closing Date made a single loan to the Borrower on the Original Closing Date pursuant to this
Section 2.01(a) in an amount not to exceed such Person's Term Commitment. Loans made pursuant to this Section 2.01(a) are not revolving in nature and amounts of such loans repaid or prepaid may not be reborrowed.

          (b) Revolving Loans. Each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section 2.01(b) from time to time during the Revolving Credit Period in amounts such that the aggregate principal amount of Revolving Loans by such Lender at any one time outstanding shall not exceed the amount by which (i) such Lender's Revolving Credit Available Amount exceeds (ii) an amount equal to such Lender's Revolving Percentage of the sum at such time of (x) aggregate amount of all Letter of Credit Liabilities plus (y) the aggregate outstanding principal amount of Swing Loans. Each Borrowing under this Section 2.01(b) shall be in an aggregate principal amount of $5,000,000 (or $1,000,000 in the case of Base Rate Loans under this Section 2.01(b)) or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount of the unused Commitments) and shall be made from the several Lenders ratably in proportion to their respective Revolving Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent permitted by
Section 2.09, prepay Revolving Loans and reborrow at any time during the Revolving Credit Period under this Section.

          (c) Swing Loans. During the Revolving Credit Period, the Swing Lender agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section 2.01(c) from time to time in amounts such that (i) the aggregate principal amount of Swing Loans does not at any time exceed the Swing Loan Commitment and (ii) the sum of the aggregate outstanding principal amount of the Revolving Loans and Swing Loans plus the aggregate amount of all Letter of Credit Liabilities at such time does not exceed the aggregate Revolving Commitments or, if less, the Borrowing Base. Each Borrowing under this Section 2.01(c) shall be in an aggregate principal amount of $250,000 or any larger multiple thereof (except that any such Borrowing may be in the aggregate available amount of Swing Loans determined in accordance with the immediately preceding sentence). Within the foregoing limits, the Borrower may borrow under this Section 2.01(c), repay or, to the extent permitted by Section 2.09, prepay Swing Loans and reborrow at any time prior to the Maturity Date under this Section 2.01(c).

          (d) Conversion of Swing Loans to Revolving Loans. The Swing Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Lender to act on its behalf), on notice given by the Swing Lender no later than 11:00 A.M., New York City time, on the proposed date of Borrowing for the Revolving Loans referred to below, request each Lender to make, and each Lender hereby agrees to make, a Revolving Loan, in an amount (with respect to each Lender, its "Swing Loan Refund Amount") equal to such Lender's Revolving Percentage of the aggregate principal amount of the Swing Loans (the "Refunded Swing Loans") outstanding on the date of such notice, to repay the Swing Lender. Unless any of the events described in clause (g) or (h) of Section 6.01 with respect to the Borrower shall have occurred and be continuing (in which case the procedures of Section 2.01(e) shall apply), each Lender shall make such Revolving Loan available to the Administrative Agent at its address specified in or pursuant to
Section 10.01 in immediately available funds, not later than 12:00 Noon (New York City time), on the date of such notice. Each such Revolving Loan shall initially be made as a Base Rate Loan. The Administrative Agent shall pay the proceeds of such Revolving Loans to the Swing Lender, which shall immediately apply such proceeds to repay Refunded Swing Loans. Effective on the day such Revolving Loans are made, the portion of the Swing Loans so paid shall no longer be outstanding as Swing Loans, shall no longer be due as Swing Loans under the Note held by the Swing Lender, and shall be due as Revolving Loans under the respective Notes issued to the Lenders (including the Swing Lender) in accordance with their respective Revolving Percentages (calculated as set forth above). The Borrower authorizes the Swing Lender to charge the Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Loans to the extent amounts received from the Lenders are not sufficient to repay in full such Refunded Swing Loans.

          (e) Purchase of Participations in Swing Loans. If prior to the time Revolving Loans would have otherwise been made pursuant to Section 2.01(d), one of the events described in clause (g) or (h) of Section 6.01 with respect to the Borrower shall have occurred and be continuing, each Lender shall, on the date such Revolving Loans were to have been made pursuant to the notice referred to in Section 2.01(d) (the "Refunding Date"), purchase an undivided participating interest in the Swing Loans in an amount equal to such Lender's Swing Loan Refund Amount. On the Refunding Date, each Lender shall transfer to the Swing Lender, in immediately available funds, such Lender's Swing Loan Refund Amount, and upon receipt thereof the Swing Lender shall deliver to such Lender a Swing Loan participation certificate dated the date of the Swing Lender's receipt of such funds and in the Swing Loan Refund Amount of such Lender.

          (f) Payments on Participated Swing Loans. Whenever, at any time after the Swing Lender has received from any Lender such Lender's Swing Loan Refund Amount pursuant to Section 2.01(e), the Swing Lender receives any payment on account of the Swing Loans in which the Lenders have purchased participations pursuant to Section 2.01(e), the Swing Lender will promptly distribute to each such Lender its ratable share (determined on the basis of the Swing Loan Refund Amounts of all of the Lenders) of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Lender is required to be returned, such Lender will return to the Swing Lender any portion thereof previously distributed to it by the Swing Lender.

          (g) Obligations to Refund or Purchase Participations in Swing Loans Absolute. Each Lender's obligation to transfer the amount of a Revolving Loan to the Swing Lender as provided in Section 2.01(d) or to purchase a participating interest pursuant to Section 2.01(e) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender, the Borrower or any other Person may have against the Swing Lender or any other Person, (ii) the occurrence or continuance of a Default or an Event of Default or the termination or reduction of the Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person, (iv) any breach of this Agreement by the Borrower, any other Lender or any other Person or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         SECTION 2.02. Method of Borrowing. (a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing") not later than 11:00 A.M. (New York City time) on (x) the date of each Base Rate Borrowing and (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, and not later than 12:00 Noon (New York City time) on the date of each Borrowing of a Swing Loan, specifying:
                           (i) the  date of such  Borrowing,  which  shall  be a
                  Domestic Business Day in the case of a Base Rate Borrowing or Swing Borrowing, or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

                           (ii) the aggregate amount of such Borrowing;

                           (iii) whether the Loans comprising such Borrowing are
                  to bear interest initially at the Base Rate or a Euro-Dollar Rate, provided that all Swing Loans and, initially, Revolving Loans made pursuant to Section 2.01(d) shall bear interest based on the Base Rate;

                           (iv) whether the Loans comprising such Borrowing are
                  to be Term Loans, Revolving Loans or Swing Loans, and duration

                           (v) in  the  case  of a  Euro-Dollar  Borrowing,  the
                  of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

         No more than four Swing Loans may be borrowed during any calendar week.

          (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (c) Not later than 12:00 Noon (New York City time) on the date of each Borrowing (or 1:00 P.M. (New York City time) on the date of each Swing Borrowing), each Lender (or, in the case of a Swing Loan, the Swing Lender) shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 10.01. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available promptly on the date of such Borrowing to the Borrower at the Administrative Agent's aforesaid address.

          (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (c) of this Section and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.05 and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loan included in such Borrowing for purposes of this Agreement.

         SECTION 2.03. Notes. (a) The Loans of each Lender shall be evidenced by a single Note payable to the order of such Lender for the account of its Applicable Lending Office, in an amount equal to the aggregate unpaid principal amount of such Lender's Loans.

          (b) Each Lender may, by notice to the Borrower and the Administrative Agent, request that its Loans of a particular type, or its Term Loans, on the one hand, and its Revolving Loans and Swing Loans, on the other, be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Lender shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Lender's Note pursuant to Section 3.01(b), the Administrative Agent shall forward such Note to such Lender. Each Lender shall record the date, amount and type of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Lender so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.


         SECTION 2.04. Scheduled Termination of Commitments and Maturity of Loans. (a) The Term Commitments terminated at the close of business on the Original Closing Date. The Revolving Commitments and the Swing Commitment shall terminate on the Maturity Date, and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

          (b) On the Amendment Effective Date, the aggregate outstanding principal amount of Term Loans is equal to $45,000,000. After the Amendment Effective Date, the Borrower shall be obligated to repay, and there shall become due and payable on each Quarterly Date occurring during the periods set forth below (or on the Maturity Date) an aggregate principal amount of the Term Loans equal to the amount set forth below opposite the period in which such Quarterly Date occurs; provided that in any event the outstanding Term Loans shall be repaid in full not later than the Maturity Date:

         Period During Which
         Quarterly Date Occurs                        Amount
         ---------------------                       --------
         June 1997 through March 1999                1,750,000
         June 1999 through December 2001             2,000,000
         March 2002                                          0
         Maturity Date                               9,000,000

         (c) Each repayment pursuant to this Section 2.04 shall be made together with accrued interest to the date of payment, and shall be applied ratably to payment of the Term Loans of the several Lenders in proportion to the aggregate outstanding principal amounts of their Term Loans. Within the foregoing limits of this Section 2.04, each required payment or prepayment shall be made with respect to such outstanding Group or Groups of Loans as the Borrower may designate to the Administrative Agent not less than three Euro-Dollar Business Days prior to the date required for such payment or prepayment or, failing such designation by the Borrower, as the Administrative Agent may specify by notice to the Borrower and the Lenders.

         SECTION 2.05. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of
(x) the Base Rate Margin plus (y) the Base Rate for such day. Such interest shall be payable in arrears on the last Domestic Business Day of each month while such Base Rate Loan is outstanding, beginning with the month in which such Base Rate Loan is made and, with respect to the principal amount of any Base Rate Loan converted to a Euro-Dollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

         (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of (x) the Euro-Dollar Margin for such day plus (y) the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

         The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Lenders in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Lender to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Loan at the time it became overdue and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Reference Lenders are offered to such Reference Lender in the London interbank market for the applicable period determined as provided above (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

         (d) Each Swing Loan shall bear interest on the outstanding principal amount thereof (and, in the case of any amount of overdue Swing Loan, overdue interest thereon) at a rate for each day equal to the rate that would be applicable to a Revolving Loan that is a Base Rate Loan on such day.

          (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Lenders of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (f) Each Reference Lender agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Lender does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Lender or Lenders or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

         SECTION 2.06.  Fees.

          (a) During the Revolving Credit Period, the Borrower shall pay to the Administrative Agent for the account of each Lender a commitment fee at the Commitment Fee Rate (determined daily in accordance with the Pricing Schedule) on the daily amount by which such Lender's Revolving Commitment exceeds the sum of (i) the aggregate outstanding principal amount of the Revolving Loans and Swing Loans, if any, made by such Lender and (ii) any Letter of Credit Liabilities of such Lender. Such commitment fee shall accrue from and including the Original Closing Date to but excluding the date of termination of the Revolving Commitments in their entirety.

          (b) The Borrower shall pay to the Administrative Agent (i) for the account of the Lenders ratably a letter of credit fee accruing daily on the aggregate amount then available for drawing under all Letters of Credit at the Letter of Credit Fee Rate (determined daily in accordance with the Pricing Schedule) and (ii) for the account of each Issuing Lender a letter of credit fronting fee accruing daily on the aggregate amount then available for drawing under all Letters of Credit issued by such Issuing Lender at a rate per annum equal to 0.25%.

          (c) Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Date and on the date of termination of the Commitments in their entirety (and, if later, the date the amount of Letter of Credit Liabilities shall be reduced to zero).


         SECTION 2.07. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Revolving Commitments at any time, if no Revolving Loans or Swing Loans are outstanding at such time and no Letter of Credit Liabilities exist or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or a larger multiple of $1,000,000, the aggregate amount of the Revolving Commitments in excess of the sum of the aggregate outstanding principal amount of the Revolving Loans and the Swing Loans, plus the aggregate amount of Letter of Credit Liabilities.

         SECTION 2.08. Mandatory Incremental Repayments, and Reduction of Commitments.

          (a) Term Loans shall be repaid and Revolving Commitments shall be reduced in the following amounts:

                           (i) in the  event  that  the  Borrower  or any of its
                  Subsidiaries shall at any time, or from time to time, after the date hereof receive any Net Cash Proceeds of any Reduction Event, an amount equal to the Reduction Amount thereof; and

                           (ii) if the Leverage  Ratio as of the last day of any
                  Fiscal Year ending after the Amendment Effective Date is not less than 3.25:1, an amount equal to the sum of (x) the Reduction Amount of Excess Cash Flow for such Fiscal Year plus
                  (y) the Reduction Amount of Excess Cash Flow for each prior Fiscal Year ended after the Amendment Effective Date for which no amounts have theretofore been applied to the repayment or reduction of Loans or Commitments pursuant to this clause
                  (ii).

         provided that no repayment or reduction with respect to the receipt of any Major Casualty Proceeds shall be required if (i) promptly after the loss giving rise to such Major Casualty Proceeds, the Borrower delivers notice to the Lenders setting forth in reasonable detail the Borrower's plans to restore, repair or replace the property affected thereby, and the Required Lenders consent to such use of such proceeds (such consent not to be unreasonably withheld, but which shall be deemed to be withheld if not obtained within 30 days after the receipt of such proceeds) and (ii) to the extent that such proceeds are actually so used within one year after such loss. Such reductions and repayments shall be applied, first, to repay an aggregate principal amount of the Term Loans until the Term Loans have been repaid in full and, thereafter, to reduce the Revolving Commitments. Any repayment of Term Loans required pursuant to this Section 2.08(a) shall be applied to reduce the amount of subsequent scheduled repayments of Term Loans required pursuant to Section 2.04(b) ratably to all such subsequent scheduled repayments.


          (b) The  repayments  and  reductions  required  by clauses  (a)(i) and
(a)(ii) of this Section  shall be required or  effective,  in the case of clause
(a)(i), forthwith upon receipt by the Borrower or any of its Subsidiaries, as the case may be, of such Net Cash Proceeds (or in the case of Net Cash Proceeds from the receipt of any Major Casualty Proceeds as to which the Borrower has requested the consent of the Required Lenders referred to in clause (a) above, upon the failure of the Required Lenders to grant such consent or, if earlier, 30 days after the receipt thereof) and, in the case of clause (a)(ii), on the 90th day after the end of the related Fiscal Year; provided that if any such repayment or reduction in the Commitments pursuant to either clause (a)(i) or
(a)(ii) of this section would otherwise require prepayment of Euro-Dollar Loans or portions thereof prior to the last day of the then current Interest Period, such amount may (unless the Required Lenders otherwise direct) instead be pledged with the Administrative Agent on terms satisfactory to the Administrative Agent (and invested in such Temporary Cash Investments as the Administrative Agent shall select, with interest or income thereon for the account of the Borrower), and such prepayment may be deferred to the last day of the Interest Period next ending after the date of such receipt.

          (c) If at any time (including, without limitation on the date of each reduction of Revolving Commitments or as a result of a change in the Borrowing
Base), the aggregate amount of Revolving Credit Available Amounts is less than the sum of (i) the aggregate outstanding principal amount of Revolving Loans and Swing Loans plus (ii) the aggregate amount of Letter of Credit Liabilities, the Borrower shall be obligated to prepay or repay Revolving Loans and Swing Loans, and collateralize outstanding Letters of Credit, in such amounts as shall be necessary so that immediately after such payment the sum of (i) the aggregate outstanding principal amount of Revolving Loans and Swing Loans plus (ii) the aggregate amount of Letter of Credit Liabilities does not exceed the aggregate amount of the Revolving Credit Available Amounts (after giving effect to any reductions on such day).

          (d) Each repayment or prepayment pursuant to this Section 2.08 shall be made together with accrued interest to the date of payment, and shall be applied ratably to payment of the Loans of the several Lenders in proportion to their Commitments (or, if the Commitments have been terminated, to the aggregate outstanding principal amounts of their Loans). Within the foregoing limits of this Section 2.08, each required payment or prepayment shall be made with respect to such outstanding Group or Groups of Loans (or any Swing Loans) as the Borrower may designate to the Administrative Agent not less than three
Euro-Dollar Business Days prior to the date required for such payment or prepayment or, failing such designation by the Borrower, as the Administrative Agent may specify by notice to the Borrower and the Lenders.


         SECTION 2.09. Optional Prepayments. (a)Subject in the case of any Euro-Dollar Borrowing to Section 2.12, the Borrower may, upon at least one Domestic Business Day's notice to the Administrative Agent, prepay any Group of Base Rate Loans or Swing Loans or upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000 (or, in the case of any Swing Loan, $250,000 or any larger multiple thereof), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Lenders included in such Group.

         (b) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

         (c) Any prepayment of Term Loans pursuant to this Section shall be applied to reduce the amount of subsequent scheduled repayments of Term Loans required by Section 2.04 ratably to all the remaining such repayments.

         SECTION 2.10. Method of Electing Interest Rates. (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8, and except for any Swing Loan), as follows:

                           (i) if such Loans are Base Rate Loans,  the  Borrower
                  may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day; and

                           (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section 2.12 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.


         Each such election shall be made by delivering a notice (a) "Notice of Interest Rate Election") to the Administrative Agent not later than 10:00 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $5,000,000 or any larger multiple of $1,000,000.

          (b)   Each Notice of Interest Rate Election shall specify:

                           (i) the Group of Loans (or portion thereof) to  which
                  such notice applies;

                           (ii) the date on which the conversion or continuation
                  selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

                           (iii) if the Loans  comprising  such  Group are to be
                  converted, the new type of Loans and, if the Loans being converted are to be Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

                           (iv) if such Loans are to be continued as Euro-Dollar
                  Loans for an additional Interest Period, the duration of such additional Interest Period.

         Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall promptly notify each Lender of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Administrative Agent for any Group of Euro-Dollar Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

          (d) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this Section shall not constitute a "Borrowing" subject to the provisions of Section 3.02.

         SECTION 2.11. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of Letter of Credit Liabilities and interest thereon and of fees hereunder (other than fees payable directly to the Issuing Lenders), not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 10.01. The Administrative Agent will promptly distribute to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders. Whenever any payment of principal of, or interest on, the Base Rate Loans, or of Letter of Credit Liabilities or interest thereon or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

         SECTION 2.12. Funding Losses. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted to a Base Rate Loan (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.05(c) , or if the Borrower fails to borrow, prepay, convert or continue any Euro-Dollar Loans after notice has been given to any Lender in accordance with Section 2.02(b), 2.09(c) or 2.10(a), the Borrower shall reimburse each Lender within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, convert or continue, provided that such Lender shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

         SECTION 2.13. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         SECTION 2.14. Regulation D Compensation. For so long as any Lender maintains reserves against "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Lender to United States residents), and as a result the cost to such Lender (or its Euro-Dollar Lending Office) of making or maintaining its Euro-Dollar Loans is increased, then such Lender may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Lender at a rate per annum up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Lender wishing to require payment of such additional interest (x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Lender shall be payable to such Lender at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall furnish to the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans an Officer's certificate setting forth the amount to which such Lender is then entitled under this Section (which shall be consistent with such Lender's good faith estimate of the level at which the related reserves are maintained by it). Each such certificate shall be accompanied by such information as the Borrower may reasonably request as to the computation set forth therein.

         SECTION 2.15. Letters of Credit. (a) On the Original Closing Date, each letter of credit listed on Schedule 1 hereto was deemed to be issued under this
Section 2.15(a) and was deemed to be a Letter of Credit for all purposes hereof. Subject to the terms and conditions hereof, each Issuing Lender agrees to issue letters of credit hereunder from time to time before the tenth day before the Maturity Date upon the request of the Borrower (the "Letters of Credit"); provided that, immediately after each Letter of Credit is issued, the aggregate amount of the Letter of Credit Liabilities shall not exceed the Available LC Amount. Upon the date of issuance by an Issuing Lender of a Letter of Credit, the Issuing Lender shall be deemed, without further action by any party hereto, to have sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have purchased from the Issuing Lender, a participation in such Letter of Credit and the related Letter of Credit Liabilities in proportion to their respective Revolving Percentages.

          (b) The Borrower shall give the Issuing Lender notice at least five days prior to the requested issuance of a Letter of Credit specifying the date such Letter of Credit is to be issued, and describing the terms of such Letter of Credit and the nature of the transactions to be supported thereby (such notice, including any such notice given in connection with the extension of a Letter of Credit, a "Notice of Issuance"). Upon receipt of a Notice of Issuance, the Issuing Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender of the contents thereof and of the amount of such Lender's participation in such Letter of Credit. The issuance by the Issuing Lender of each Letter of Credit shall, in addition to the conditions precedent set forth in Article 3, be subject to the conditions precedent that such Letter of Credit shall be in such form and contain such terms as shall be satisfactory to the Issuing Lender and that the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Lender shall have reasonably requested. The Borrower shall also pay to the Issuing Lender for its own account issuance, drawing, amendment and extension charges in the amounts and at the times as agreed between the Borrower and the Issuing Lender. The extension or renewal of any Letter of Credit shall be deemed to be an issuance of such Letter of Credit, and if any Letter of Credit contains a provision pursuant to which it is deemed to be extended unless notice of termination is given by the Issuing Lender, the Issuing Lender shall timely give such notice of termination unless it has theretofore timely received a Notice of Issuance and the other conditions to issuance of a Letter of Credit have also theretofore been met with respect to such extension. Except as set forth on Schedule 1 hereto, no Letter of Credit shall have a term of more than one year; provided that a Letter of Credit may contain a provision pursuant to which it is deemed to be extended on an annual basis unless notice of termination is given by the Issuing Lender; provided further that no Letter of Credit shall have a term extending or be so extendible beyond the Maturity Date.

          (c) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Lender shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid as a result of such demand or drawing and the payment date. The Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse the Issuing Lender for any amounts paid by the Issuing Lender upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. All such amounts paid by the Issuing Lender and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day. In addition, each Lender will pay to the Administrative Agent, for the account of the Issuing Lender, immediately upon the Issuing Lender's demand at any time during the period commencing after such drawing until reimbursement therefor in full by the Borrower, an amount equal to such Lender's ratable share of such drawing (in proportion to its participation therein), together with interest on such amount for each day from the date of the Issuing Lender's demand for such payment (or, if such demand is made after 12:00 Noon (New York City time) on such date, from the next succeeding Domestic Business Day) to the date of payment by such Lender of such amount at a rate of interest per annum equal to the rate applicable to Base Rate Loans for such period. The Issuing Lender will pay to each Lender ratably all amounts received from the Borrower for application in payment of its reimbursement obligations in respect of any Letter of Credit, but only to the extent such Lender has made payment to the Issuing Lender in respect of such Letter of Credit pursuant hereto.

          (d) The  obligations of the Borrower and each Lender under  subsection
(c) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                           (i) any lack of validity or enforceability of this Agreement or any Letter of Credit or any document related hereto or thereto;

                           (ii) any  amendment  or waiver of or any  consent  to
                  departure from all or any of the provisions of this Agreement or any Letter of Credit or any document related hereto or thereto;

                           (iii) the use which may be made of the Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

                           (iv) the existence of any claim, set-off,  defense or
                  other rights that the Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), the Lenders (including the Issuing Lender) or any other Person, whether in connection with this Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction;

                           (v) any  statement  or any other  document  presented
                  under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                           (vi) payment under a Letter of Credit against presentation to the Issuing Lender of a draft or certificate that does not comply with the terms of the Letter of Credit, provided that the Issuing Lender's determination that documents presented under the Letter of Credit comply with the terms thereof shall not have constituted gross negligence or willful misconduct of the Issuing Lender; or

                           (vii) any other  act or  omission  to act or delay of
                  any kind by any Lender (including the Issuing Lender), the Administrative Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this subsection (vii), constitute a legal or equitable discharge of the Borrower's or the Lender's obligations hereunder.

          (e) The Borrower hereby indemnifies and holds harmless each Lender (including each Issuing Lender) and the Administrative Agent from and against any and all claims, damages, losses, liabilities, costs or expenses which such Lender or the Administrative Agent may incur (including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the Issuing Lender may incur by reason of or in connection with the failure of any other Lender to fulfill or comply with its obligations to such Issuing Lender hereunder (but nothing herein contained shall affect any rights the Borrower may have against such defaulting Lender)), and none of the Lenders (including an Issuing Lender) nor the Administrative Agent nor any of their officers or directors or employees or agents shall be liable or responsible, by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including without limitation any of the circumstances enumerated in subsection (d) above, as well as (i) any error, omission, interruption or delay in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, (ii) any error in interpretation of technical terms, (iii) any loss or delay in the transmission of any document required in order to make a drawing under a Letter of Credit, (iv) any consequences arising from causes beyond the control of the Issuing Lender, including without limitation any government acts, or any other circumstances whatsoever in making or failing to make payment under such Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Lender for any claims, damages, losses, liabilities, costs or expenses, and the Borrower shall have a claim for direct (but not consequential) damage suffered by it, to the extent caused by (x) the willful misconduct or gross negligence of the Issuing Lender in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) the Issuing Lender's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit. Nothing in this subsection (e) is intended to limit the obligations of the Borrower under any other provision of this Agreement. To the extent the Borrower does not indemnify an Issuing Lender as required by this subsection, the Lenders agree to do so ratably in accordance with their Revolving Commitments.


         SECTION 2.16. Assignments and Assumptions on the Amendment Effective Date; Non-Continuing Lenders.

          (a) On and effective as of the Amendment Effective Date, (i) each Assigning Lender hereby assigns and sells to the Assuming Lenders (ratably in accordance with the aggregate amounts thereof purchased and accepted by each such Assuming Lender hereunder pursuant to clause (ii) below) a portion of its Revolving Commitment (including without limitation rights and obligations with respect to outstanding Letters of Credit) and each of its Revolving Loans and Term Loans outstanding as of immediately prior to the Amendment Effective Date, and (ii) each Assuming Lender hereby purchases and accepts from the Assigning Lenders (ratably in accordance with the respective amounts thereof assigned and sold by each such Assigning Lender pursuant to clause (i) above), a portion of such Revolving Commitments (including without limitation rights and obligations with respect to outstanding Letters of Credit) and Revolving Loans and Term Loans outstanding as of immediately prior to the Amendment Effective Date (the "Assigned Amounts"), such that after giving effect to all such transactions:

                           (x) each  Assigning  Lender  shall  have a  Revolving
                  Commitment and an outstanding principal amount of Revolving Loan and Term Loan in the respective amounts set forth under the applicable heading opposite such Assigning Lender's name on Schedule 2 hereto; and

                           (y) each  Assuming  Lender shall (i) if such Assuming
                  Lender was not a Lender immediately prior to the Amendment Effective Date, become a "Lender" for all purposes under the Agreement and (ii) in any case, have a Revolving Commitment and an outstanding principal amount of Revolving Loan and Term Loan in the respective amounts set forth under the applicable heading opposite such Assuming Lender's name on Schedule 3 hereto. A Person may be both an Assigning Lender and an Assuming Lender.

          (b) The transactions referred to in clause (a) shall be effective as of the Amendment Effective Date upon (i) payment by each Assuming Lender to the Administrative Agent, for the account of the several Assigning Lenders in accordance with clause (a) above of the respective amounts on Part 1 of Schedule 4 hereto opposite such Assuming Lender's name under the heading "Amount To Be Paid by Assuming Lenders" (representing the principal amount of, without accrued interest on, the Term Loans and the Revolving Loans, respectively, purchased by such Assuming Lender) and (ii) receipt by each Assigning Lender of the respective amounts on Part 2 of Schedule 4 hereto opposite such Assigning Lender's name under the heading "Amount To Be Received by Assigning Lenders" (representing the principal amount of, without accrued interest on, the Term Loans and the Revolving Loans, respectively, transferred by such Assigning Lender).

         (c) It is understood that fees pursuant to Section 2.06(a) and (b) with respect to the portion of the Revolving Commitments, and interest on the portion of the Revolving Loans and Term Loans, assigned hereunder by each Assigning
Lender accruing prior to the Amendment Effective Date are for the account of such Assigning Lender, and such fees and interest with respect to the portion of the Revolving Commitments, Revolving Loans and Term Loans assumed hereunder by each Assuming Lender accruing from and including the Amendment Effective Date are for the account of such Assuming Lender. Each Assigning Lender and each Assuming Lender hereby agrees that if it receives any amount under this Agreement which is for the account of any other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         (d) Each Loan that is outstanding immediately prior to the Amendment Effective Date shall continue to bear interest at the rate provided for in the Agreement as in effect immediately prior to the Amendment Effective Date, except that the margin applicable to the pricing of any such Loan shall be, for the period on and after the Amendment Effective Date, the applicable margin provided for herein. As soon as practicable following the Amendment Effective Date, the Borrower shall reimburse each Assigning Lender (and any Person that was a Lender immediately prior to the Amendment Effective Date) in accordance with Section
2.12 for any funding losses incurred in connection with the purchase of any Loans on the Amendment Effective Date as if such Loans had been prepaid on the Amendment Effective Date.

         (e) Each Assigning Lender makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of any Loan Document. Each Assuming Lender acknowledges that it has, independently and without reliance on any Assigning Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower. Each Assigning Lender represents that, other than pursuant to this Agreement, it has not transferred any interest in or caused any Lien to be created with respect to the Assigned Amounts assigned by it hereunder.

         (f) Any Assigning Lender whose principal amount of Term Loans and Revolving Commitment are zero after giving effect to this Agreement (a "Non-Continuing Lender") shall upon the effectiveness of its assignment pursuant to clause (b) above and receipt of all amounts due from the Borrower in respect of interest and fees accrued to but excluding the Amendment Effective Date, cease to be a Lender party to the Agreement; provided that the provisions of
Section 2.12, Article 8 and Section 10.03 of the Agreement shall continue to inure to the benefit of each such Non-Continuing Lender.

         (g) The parties hereto agree that the transactions described in this Section shall be deemed to be assignments effective in accordance with Section 10.06(c).



                                    ARTICLE 3

                                   CONDITIONS

         SECTION 3.1. Amendment Effective Date. The Amendment shall become effective upon the date upon which each of the following events shall have been satisfied (in the case of each document to be received, each dated the Amendment Effective Date unless otherwise indicated):

                  (a) receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (b) receipt by the Administrative Agent of a duly executed original Note for the account of each Lender becoming a Lender on the Amendment Effective Date, complying with the provisions of Section 2.03;

                  (c) receipt by the Administrative Agent of duly executed counterparts of an amendment of each Collateral Document, to the extent any such amendment is necessary or advisable, or evidence satisfactory to the Administrative Agent that adequate arrangements for execution and delivery of any such amendments have been made (and all Lenders hereby consent to all such amendments);

                  (d) receipt by the Administrative Agent of an opinion of Smith Helms Mulliss & Moore, L.L.P., counsel for the Obligors, substantially in the form of Exhibit D hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request;

                  (e) receipt by the Administrative Agent of (i) an opinion of Davis Polk & Wardwell, special New York counsel for the Administrative Agent, substantially in the form of Exhibit E-1 hereto and (ii) an opinion or memorandum of special counsel for the Agents in each of the United Kingdom, Hong Kong, Finland, Germany, the U.S. Virgin Islands, France, Canada and Mexico, in the forms attached as Exhibit E-2, and each covering such additional matters relating to the transactions contemplated hereby as the Agents may reasonably request, or evidence satisfactory to the Administrative Agent that adequate arrangements for the delivery of any such opinion or memorandum under clause (ii) have been made;

                  (f) receipt by the Administrative Agent of evidence satisfactory to it that all accrued interest, fees and other amounts payable under the Agreement as in effect immediately prior to the Amendment Effective Date (including Section 2.06 thereof, but excluding
         Section 2.12 thereof) have been paid in full;

                  (g) receipt by the Administrative Agent of the consent to this Amendment of each Person that was a Lender immediately prior to the Amendment Effective Date but is not a Lender on or after the Amendment Effective Date (which consent may be evidenced by such Person being a signatory hereto);

                  (h) receipt by the Administrative Agent of a certificate signed by the chief financial officer or treasurer of the Borrower certifying that, immediately before and after giving effect to the transaction contemplated hereby on the Amendment Effective Date, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Obligors contained in this Agreement shall be true;

                  (i) receipt by the Administrative Agent, for its own account and for the accounts of the Lenders, of all fees payable on or before the Amendment Effective Date;

                  (j) receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Obligors, the corporate authority for and the validity of the Loan Documents and the Deltec Acquisition, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

         SECTION 3.02. Borrowings and Issuances of Letters of Credit. The obligation of any Lender to make a Loan on the occasion of any Borrowing other than a Refunding Swing Loan, and of an Issuing Lender to issue (which shall be deemed to include any renewal or extension of the term of) a Letter of Credit on the occasion of a request therefor (including, without limitation, any of the foregoing to occur on the Amendment Effective Date) is subject to the satisfaction of the following conditions:

                  (a) the fact that the Amendment Effective Date shall have occurred on or prior to April 30, 1997;

                  (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or receipt by the Issuing Lender of a Notice of Issuance as required by Section 2.15(b);

                  (c) receipt by the Administrative Agent of the most recent Borrowing Base Certificate required to be delivered pursuant to Section 5.01(i) hereof;

                  (d) the fact that, immediately after such Borrowing or issuance of a Letter of Credit, the sum of the aggregate outstanding principal amount of the Revolving Loans and Swing Loans and the aggregate amount of Letter of Credit Liabilities will not exceed the aggregate Revolving Credit Available Amounts;

                  (e) the fact that, immediately before and after such Borrowing or issuance of a Letter of Credit, no Default shall have occurred and be continuing; and

                  (f) the fact that the representations and warranties of the Obligors contained in this Agreement shall be true.

         Each Borrowing and issuance of a Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (d), (e) and (f) of this Section.



                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants, and each Guarantor represents and warrants, with respect to itself only, as to the matters set forth in
Section 4.12, (including, in the case of any such representation and warranty made or deemed made before the consummation of the Deltec Acquisition, at the time such representation and warranty is made or deemed made and immediately after giving effect to the consummation of the Deltec Acquisition), that:

         SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 4.02. Corporate and Governmental Authorization; No Contraventions. The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien (other than Liens under the Loan Documents) on any asset of the Borrower or any of its Subsidiaries.

         SECTION 4.03. Binding Effect. The Loan Documents (other than the Notes) to which the Borrower is a party constitute valid and binding agreements of the Borrower and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except (i) as may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         SECTION 4.04. Financial Information. (a) The (i) consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of September 30, 1996 and the related consolidated statements of income and cash flows for the Fiscal Year then ended, reported on by Arthur Andersen & Co. and set forth in the Borrower's 1996 Form 10-K, a copy of which has been delivered to each of the Lenders, and (ii) consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of September 30, 1996 and the related consolidating statements of income for the Fiscal Year then ended, each fairly present, in conformity with generally accepted accounting principles, the consolidated or consolidating (as applicable) financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated or consolidated (as applicable) results of operations and consolidated cash flows for such Fiscal Year.

         (b) Since September 30, 1996, there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole (both before and after giving effect to the Deltec Acquisition, and including Deltec and its Subsidiaries after the Deltec Acquisition).

         (c) The consolidated balance sheet of Deltec and its consolidated Subsidiaries as of September 30, 1995 and the related consolidated statements of income and cash flows for the nine months then ended, copies of which have been delivered to each of the Lenders, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of Deltec and its consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such period.

         (d) From September 30, 1995 to the Original Closing Date, there has been no material adverse change in the business, financial position, results of operations or prospects of Deltec and its Subsidiaries, considered as a whole.

         (e) The pro forma balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1995 with respect to the Borrower and its Consolidated Subsidiaries, copies of which have been delivered to each of the Lenders, fairly presents, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in Section 4.04(a), the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date, adjusted to give effect (as if such events had occurred on such date) to (A) the Deltec Acquisition and other transactions contemplated by the Deltec Acquisition Documents, (B) the making of the Loans and the issuance of the Letters of Credit to be made or issued on the Original Closing Date, (C) the issuance of the Subordinated Notes on or before the Original Closing Date, (D) the application of the proceeds from the foregoing as contemplated by the Deltec Acquisition Documents, this Agreement and the Subordinated Note Agreement and (E) the payment of all legal, accounting and other fees related thereto to the extent known at the time of the preparation of such balance sheet. As of the date of such balance sheet and the date hereof, the Borrower and its Consolidated Subsidiaries (on a pro forma basis as aforesaid) had and (except as incurred since the date of such balance sheet in the ordinary course of business) have no material liabilities, contingent or otherwise, including liabilities for taxes, long-term leases or forward or long-term commitments, which are not properly reflected on such balance sheet.


         SECTION 4.05. Litigation. Except as set forth on Schedule 4.05, there is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of the Loan Documents or challenges the Deltec Acquisition.

         SECTION 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

         SECTION 4.07. Environmental Matters. In the ordinary course of its business, the Borrower conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Borrower and its
Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to have a material adverse effect on the business, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

         SECTION 4.08. Taxes. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

         SECTION 4.09. Subsidiaries. Each of the Borrower's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except for any of the foregoing the failure of which to have could not in the aggregate have a material adverse effect on the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole, or the rights and remedies of the Lenders under the Loan Documents. On the Original Closing Date and after giving effect to the Deltec Acquisition, (i) each of the Subsidiaries of the Borrower, other than International Subsidiaries, is a Guarantor and (ii) the Borrower and its Subsidiaries (other than International Subsidiaries) have pledged, pursuant to the Pledge Agreements, all of the capital stock of the Borrower's Subsidiaries other than (x) the Deltec Seller Stock, (y) up to 35% of the capital stock of each International Subsidiary owned by the Borrower or a Subsidiary other than an International Subsidiary and (z) capital stock of each International Subsidiary owned by an International Subsidiary.

         SECTION 4.10. Regulatory Restrictions on Borrowing. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

         SECTION 4.11. Full Disclosure. All information heretofore furnished by the Borrower to any Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Lenders in writing any and all facts which materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of the Obligors to perform their obligations under the Loan Documents.

         SECTION 4.12. Representations of Guarantors. Each Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The execution, delivery and performance by each Guarantor of the Loan Documents to which it is a party are within such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Guarantor or result in the creation or imposition of any Lien on any asset of such Guarantor. The Loan Documents to which each Guarantor is a party constitute valid and binding agreements of such Guarantor, in each case enforceable against such Guarantor in accordance with their respective terms except (i) as may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. Each of the representations and warranties of the Obligors contained in the Collateral Documents is true and correct.

         SECTION 4.13. Deltec Acquisition Documents. The representations and warranties contained in the Deltec Acquisition Documents of the Borrower and, to the best knowledge of the Borrower, each other party thereto are, and shall be, true in all material respects on the date hereof and the Original Closing Date.


                                    ARTICLE 5

                                    COVENANTS

         The Borrower agrees that, so long as any Lender has any Commitment hereunder or any amount payable under any Note or any Letter of Credit Liability remains unpaid:

         SECTION 5.01. Information. The  Borrower  will  deliver  to each of the
Lenders:

                  (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated and consolidating statements of income and consolidated statement of cash flows for such Fiscal Year, setting forth in the case of such consolidated financial statements in comparative form the figures for the previous Fiscal Year, all certified by the chief financial officer or chief accounting officer of the Borrower as to fairness of presentation, generally accepted accounting principles and consistency and, in the case of such consolidated financial statements, reported on in a manner acceptable to the Securities and Exchange Commission by Arthur Andersen & Co. or other independent public accountants of nationally recognized standing;

                  (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year of the Borrower, an unaudited consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated and consolidating statements of income and consolidated cash flows for such quarter and for the portion of the Borrower's Fiscal Year ended at the end of such quarter, setting forth in the case of such consolidated statements of income and cash flows, in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

                  (c) as soon as available and in any event within 30 days after the end of each month of the Borrower (or, in the case of the months ending March 31, 1996, April 30, 1996 and May 31, 1996, 45 days after the end of each such month), an unaudited summary consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such month and the related summary consolidated statements of income and cash flows for such month and for the portion of the Borrower's Fiscal Year ended at the end of such month, setting forth in comparative form the figures for the corresponding month and the corresponding portion of the Borrower's previous Fiscal Year, all certified (subject to normal quarterly and year-end adjustments) as to fairness of presentation, generally accepted accounting principles (as applicable) and consistency by the chief financial officer or the chief accounting officer of the Borrower;

                  (d) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.07, 5.09 through 5.14, inclusive, and 5.18 through 5.20, inclusive, on the date of such financial statements, (ii) if such certificate is delivered with financial statements referred to in clause (a), setting forth in reasonable detail the computation of Excess Cash Flow for the Fiscal Year to which such financial statements relate, certified as having been prepared from such financial statements in accordance with this Agreement, (iii) stating whether any Subsidiary has been created or acquired, and whether any Immaterial
         Subsidiary has ceased to be an Immaterial Subsidiary, since the delivery of the last such certificate (or in the case of the first such certificate, since the date hereof) and describing in reasonable detail any such Subsidiary and (iv) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (e) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (d) above;

                  (f) within five days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (g) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (h)  promptly   upon  the  filing   thereof,   copies  of  all
         registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission, and copies of (i) all financial statements, reports, notices and proxy statements that any Obligor shall send or make available generally to its stockholders, (ii) all registration statements and prospectuses that any Obligor shall render to or file with the Securities and Exchange Commission, the National Association of Securities Dealers or any national securities exchange, (iii) all material reports and other statement (other than routine reports prepared in the ordinary course of business that would not result in any adverse action) that any Obligor may render to or file with any other governmental authority, including, without limitation, the Environmental Protection Agency and state and federal environmental and health authorities and agencies and
         (iv) all press releases and other statements that any Obligor shall make available generally to the public concerning developments in the business of the Borrower or any of its Subsidiaries, other than press releases or statements issued in the ordinary course of business;

                  (i) at each of the following dates, determined as of the following dates specified: a Borrowing Base Certificate (x) as soon as available (and in any event within fifteen days) after the last day of each calendar month of the Borrower, determined as of the last business day of such calendar month, and (y) within five days after receipt of a request therefor (which may be given from time to time) from the Required Lenders, determined as of the date of such request; provided that in the case of clause (y) above, the determination of the Borrowing Base shall be an estimate by the Borrower, subject to normal month-end adjustments and determined in good faith using reasonable methods consistent with the accounting methods used in the financial statements most recently delivered pursuant to Section 4.04(a) or 5.01(a);

                  (j) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

                  (k) as soon as practicable and in any event within 60 days after the close of each Fiscal Year, an annual budget prepared on a quarterly basis for the Borrower and its Subsidiaries and projections for the Borrower for the Fiscal Year then beginning, all prepared (in the case of projections) on a basis consistent with the financial statements described in subsection (a) and (b) above, accompanied by a statement of the chief financial officer or chief accounting officer of the Borrower to the effect that, to the best of his knowledge, the budget and projections are a reasonable estimates thereof for the periods covered thereby; and

                  (l) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries or any Guarantor as the Agent, at the request of any Lender, may reasonably request.


         SECTION 5.02. Payment of Obligations. The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

         SECTION 5.03. Maintenance of Property; Insurance.  (a)  The   Borrower
will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

         (b) The Borrower will maintain, and will cause each Subsidiary to maintain, (i) physical damage insurance on all real and personal property on an all risks basis (including the perils of flood and quake), covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense, (ii) public liability insurance (including products/completed operations liability coverage) in an amount not less than $22,000,000 and (iii) such other insurance coverage in such amounts and with respect to such risks as the Required Lenders may reasonably request. All such insurance shall be provided by insurers having an A.M. Best policyholders rating of not less than B+ or such other insurers as the Required Lenders may approve in writing.

         (c) The Borrower will deliver to the Lenders (i) on the date of the first Borrowing hereunder, a certificate from the Borrower's insurance broker dated such date showing the amount of coverage as of such date, and certifying that such policies will include effective waivers (whether under the terms of any such policy or otherwise) by the insurer of all claims for insurance premiums against all loss payees and additional insureds and all rights of subrogation against all loss payees and additional insureds, and that if all or any part of such policy is canceled, terminated or expires, the insurer will forthwith give notice thereof to each additional insured and loss payee and that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least 10 days after receipt by each additional insured and loss payee of written notice thereof, (ii) upon request of any Lender through the Administrative Agent from time to time, full information as to the insurance carried, (iii) within five days of receipt of notice from any insurer a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and (iv) forthwith, notice of any cancellation or nonrenewal of coverage by the Borrower. Not later than the Original Closing Date, the Borrower shall cause the Administrative Agent to be named as an additional insured and loss payee on each insurance policy required to be maintained pursuant to this Section 5.03.


         SECTION 5.04. Conduct of Business and Maintenance of Existence. The Borrower will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section shall prohibit (i) the merger of a Subsidiary into the Borrower, the merger of a Guarantor with another Person if the Person surviving such merger is a Guarantor or the merger or consolidation of any Subsidiary that is not a Guarantor with or into another Person if the corporation surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing or (ii) the failure to maintain any of the foregoing rights, privileges or franchises that could not in the aggregate have a material adverse affect on the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, taken as a whole, or on the rights of the Lenders under the Loan Documents, or (iii) the termination of the corporate existence of any Subsidiary other than a Guarantor if the Borrower in good faith determines that such termination is in the best interest of the Borrower and is not materially disadvantageous to the Lenders.

         SECTION 5.05. Compliance with Laws. The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

         SECTION 5.06. Inspection of Property, Books and Records; Annual Lender Meeting.

         (a) The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Lender at such Lender's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

         (b) Unless otherwise instructed by the Administrative Agent in its discretion, within 120 days after the end of each Fiscal Year, the Borrower will conduct a meeting of the Lenders to discuss such fiscal year's results and the financial condition of the Borrower at which shall be present the chief executive officer and the chief financial officer of the Borrower and such other officers of the Borrower as the Borrower's chief executive officer shall designate. Such meetings shall be held at a time and place convenient to the Lenders and the Borrower, and shall be in person unless the Administrative Agent in its discretion notifies the Borrower that any such meeting shall be by telephone conference.


         SECTION 5.07. Mergers and Sales of Assets. (a) The Borrower will not, and will not permit any Subsidiary to, consolidate or merge with or into any other Person, provided that (i) the Borrower or any Guarantor may each merge with another Person if it is the corporation surviving such merger and immediately after giving effect to such merger, no Default shall have occurred and be continuing, and (ii) any Subsidiary other than a Guarantor may merge with any other Person if the corporation surviving the merger is the Borrower or a Subsidiary of the Borrower and immediately after giving effect to such merger, no Default shall have occurred and be continuing.

         (b) The Borrower will not, and will not permit any of its Subsidiaries to, make any Asset Sale, other than (i) Asset Sales the fair market value of which, when combined with all other such Asset Sales previously made during each Fiscal Year, does not exceed $1,000,000, and (ii) any Asset Sale in which (x) the consideration therefor is not less than the fair market value of the related asset (as determined in good faith by the chief financial officer of the Borrower), (y) the consideration received therefor consists solely of cash payable at the closing thereof and (z) after giving effect to such Asset Sale, the aggregate fair market value of the assets disposed of in all Asset Sales in such Fiscal Year does not exceed $2,500,000.

         (c) Without limitation of the foregoing, the Borrower will not, and will not permit its Subsidiaries to, sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any other Person.

         SECTION 5.08. Use of Proceeds. The proceeds of the Term Loans will be used by the Borrower to finance a portion of the purchase price of the Deltec Acquisition and to refinance a portion of the approximately $80,000,000 aggregate principal amount of existing Debt under the Existing Credit Agreement. The proceeds of the Revolving Loans will be used by the Borrower to refinance the balance of the aggregate principal amount of existing Debt under the Existing Credit Agreement, and to provide working capital and for general corporate purposes. The Letters of Credit issued under this Agreement will be issued in the ordinary course for general corporate purposes, but not to support Debt for borrowed money. None of the proceeds of any of the foregoing will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

         SECTION 5.09. Negative Pledge. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

         (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal or face amount not exceeding $5,000,000;

         (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

         (c) any Lien on any fixed asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such fixed asset (including through capital leases), in an aggregate principal amount of such Debt at any time outstanding not greater than $5,000,000, provided that such Lien attaches to such fixed asset concurrently with or within 90 days after the acquisition thereof;

         (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

         (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a subsidiary and not created in contemplation of such acquisition.

         (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

         (g) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $5,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

         (h) Liens created in connection with Permitted Receivables Financings, including, without limitation, Liens on proceeds in any form and bank accounts in which any such proceeds are deposited; provided that, except for the assets transferred pursuant to Permitted Receivables Dispositions made in connection with such Permitted Receivables Financings, no such Lien may extend to any assets of the Borrower or any Subsidiary;

         (i)   Liens  on  cash  and  cash   equivalents   securing   Derivatives
Obligations, provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $5,000,000;

         (j) Liens created by the Loan Documents;

         (k) Liens securing Debt of International Subsidiaries incurred in compliance with Section 5.10(g); and

         (l) any Lien on any inventory securing obligations (whether contingent or matured) under trade or documentary letters of credit incurred or assumed for the purpose of financing all or any part of the cost of acquiring such inventory, which such obligations do not exceed in the aggregate at any time $2,000,000.

         Notwithstanding the foregoing, no Obligor will create, assume or suffer to exist any Lien on any Collateral other than Liens described in clause (b),
(c), (d), (e) or (g) above, or Liens described in clause (f) above relating to a Lien described in clause (b), (c), (d), (e) or (g) above, which do not in the aggregate materially detract from the value of the Collateral.

         SECTION 5.10. Limitation on Debt. The Borrower will not, and will not permit any of its Subsidiaries to, incur or at any time be liable with respect to any Debt except:

         (a)   Debt under the Loan Documents;

         (b) the Subordinated Notes and Guarantees thereof provided by Guarantors, each such Guarantee thereof subordinated to the obligations of the respective Guarantor under the Loan Documents on substantially the same basis as the obligations of the Borrower under the Subordinated Notes are subordinated to the obligations of the Borrower under the Loan Documents;

         (c) Debt of the Borrower and the Guarantors (other than Debt referred to in clauses (a) and (b) above) outstanding on the Original Closing Date not in excess of $8,300,000 in aggregate principal amount and identified on Schedule 5.10, including the Guarantees referred to on such Schedule, and any refinancing by the obligor with respect thereto of such Debt (and, without limitation, renewals or extensions of such Guarantees), provided that any such refinancing does not increase the principal amount or shorten the maturity of any payment of principal of such Debt;

         (d) Debt secured by Liens permitted by Section 5.09(c) or 5.09(l), in an aggregate principal or obligation amount at any time outstanding not exceeding the amount permitted pursuant to such Section 5.09(c) or 5.09(l), as the case may be;

         (e)  Debt of the Guarantors owing to the Borrower or another Guarantor;

         (f) Debt of the Borrower and the Guarantors not otherwise permitted by this Section incurred after the Original Closing Date in an aggregate principal amount at any time outstanding not to exceed $5,000,000;

         (g) (i) Debt of International Subsidiaries incurred for working capital purposes in an aggregate principal amount at any time outstanding not to exceed $25,000,000; and (ii) Debt of International Subsidiaries outstanding on the Original Closing Date not in excess of $8,300,000 in aggregate principal amount and identified on Schedule 5.10, and any refinancing by the obligor of such Debt under this clause (ii), provided that any such refinancing does not increase the principal amount or shorten the maturity of any payment of principal of such Debt;

         (h) Guarantees by (i) the Borrower of Debt referred to in subclause (i) of clause (g) above and (ii) Deltec of Debt of FPS Power Systems Oy Ab at any time outstanding otherwise permitted by this Section 5.10 in an aggregate principal amount not to exceed $8,000,000; and

         (i) Debt pursuant to a Permitted Receivables Financing.

         SECTION 5.11.  Restricted Payments.    Neither  the  Borrower  nor  any
Subsidiary will declare or make any Restricted Payment other than:

          (a) any Restricted Payments required to be made by the Borrower pursuant to the terms of employee benefit plans and stock options, in each case as in effect on the Original Closing Date and as modified thereafter, provided that the aggregate amount of Restricted Payments permitted by this clause (a) shall not exceed $1,000,000 in any Fiscal Year or $3,000,000 in the aggregate for all periods after the Original Closing Date;

         (b) any regularly scheduled dividends payable on the Series G Preferred Stock in accordance with the terms thereof; provided that both before and after giving effect thereto no Default shall have occurred and be continuing;

         (c) Restricted Payments of the type referred to in clause (i) or (ii) of the definition of Restricted Payments (other than those referred to in clauses (a) and (b) above), to the extent that (x) both before and after giving effect thereto no Default shall have occurred and be continuing and (y) after giving effect to such Restricted Payment, the aggregate amount of all such Restricted Payments declared or made in any Fiscal Year does not exceed the sum of (A) $500,000 plus (B) the amount of Net Cash Proceeds received by the Borrower from the issuance of stock options and other equity in such Fiscal Year in an amount not to exceed $500,000 in Fiscal Year 1996, $750,000 in each of Fiscal Years 1997 and 1998 and $1,000,000 in each of Fiscal Years 1999, 2000 and 2001 (but in no event, in any Fiscal Year, greater than the amount of such Net Cash Proceeds minus any payments thereof required under Section 2.08); and

         (d) Restricted Payments of the type referred to in clause (iii) of the definition of Restricted Payments, solely to the extent that Subordinated Notes are tendered as payment of the exercise price of warrants issued pursuant to the Subordinated Note Agreement and no consideration other than shares of common stock of the Borrower are issued or paid therefor; and

         (e) Restricted Payments of the type referred to in clause (iii) of the definition of Restricted Payments (other than those referred to in clause (d) above), to the extent that (x) both before and after giving effect thereto (I) no Default shall have occurred and be continuing and (II) the Leverage Ratio at such time is not greater than 3.00:1 and (y) after giving effect to such Restricted Payment, the aggregate amount of all such Restricted Payments declared or made in any Fiscal Year does not exceed $10,000,000.

         SECTION 5.12. Investments and Other Acquisitions. Neither the Borrower nor any Subsidiary will (a) hold, make or acquire any Restricted Investment in any Person or (b) consummate or agree to consummate any Acquisition, unless:

                           (i) immediately after any such Restricted  Investment
                  is made or acquired or any such Acquisition is consummated or agreed to, the sum of (A) the aggregate amount expended by the Borrower and its Subsidiaries with respect to Acquisitions (including the value of capital stock of the Borrower used to make Acquisitions) after the Original Closing Date plus (B) the aggregate net book value of all Restricted Investments does not in the aggregate exceed the sum of (x) an amount equal to 50% of the aggregate amount of Excess Cash Flow for each Fiscal Year ending after the Original Closing Date (any such incremental amount pursuant to this clause (x) to be added on the date of receipt of the financial statements referred to in Section 5.01 for such Fiscal Year), but in no event more than $5,000,000 in any Fiscal Year and (y) an additional amount equal to $3,000,000 in any Fiscal Year or $10,000,000 for all periods after the Original Closing Date;


                           (ii) both before and immediately  after giving effect
                  to such Acquisition or Restricted Investment, no Default shall have occurred and be continuing; and

                           (iii) in the case of any  Acquisition,  the  Borrower
                  would be in compliance with Sections 5.19 and 5.20 after the Fixed Charge Coverage Ratio and Leverage Ratio are each adjusted with respect to such Acquisition on the date of consummation or proposed consummation thereof (the "Transaction Date") as follows: in calculating Consolidated EBITDA, Consolidated Interest Expense, Consolidated Rental Expense and Consolidated Capital Expenditures, (1) the incurrence of any Debt incurred in connection with such Acquisition and the application of the proceeds therefrom shall be assumed to have occurred on the first day of the period of four consecutive Fiscal Quarters (or other period) for which such amounts are required to be determined in accordance with the definitions of Fixed Charge Coverage Ratio and Leverage Ratio (the "Reference Period"), (2) pro forma effect shall be given to the Acquisition (including adjustments to operating results permitted to be made in accordance with generally accepted accounting principles) which occur during the Reference Period or subsequent to the Reference Period and prior to the Transaction Date as if such Acquisition had occurred on the first day of the Reference Period, (3) the incurrence of any Debt during the Reference Period or subsequent to the Reference Period and prior to the Transaction Date and the application of the proceeds therefrom shall be assumed to have occurred on the first day of such Reference Period and (4) Consolidated Interest Expense attributable to any Debt (whether existing or being incurred) computed on a pro forma basis and bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period unless such Person or any of its Subsidiaries is a party to a interest party swap or cap or similar agreement (which shall remain in effect for the twelve month period after the Transaction Date) which has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used.

         SECTION 5.13. Consolidated Capital Expenditures. Consolidated Capital Expenditures will not, for any of the fiscal periods set forth below, exceed the amount indicated opposite such period:

         Fiscal Period                         Amount
         -------------                       ---------
         Fiscal Year 1996                   $16,000,000
         Fiscal Year 1997                    16,000,000
         Fiscal Year 1998                    17,500,000
         Fiscal Year 1999                    18,000,000
         Fiscal Year 2000                    18,500,000
         Fiscal Year 2001                    20,000,000
         First Fiscal Quarter 2002            6,000,000
         Second Fiscal Quarter 2002           6,000,000


         SECTION 5.14. Sale-leaseback Transactions. Neither the Borrower nor any of its Subsidiaries will engage in any Sale-Leaseback Transactions unless the Borrower or such Subsidiary would be entitled, pursuant to the other provisions of Article 5, to incur Debt with a principal amount equal to or exceeding the Value of such Sale-Leaseback Transaction secured by a Lien on the property to be leased (after giving similar effect to all other Sale-Leaseback Transactions in effect at such time). For purposes of this Section, "Value" means, with respect to a Sale-Leaseback Transaction, at any time, the amount equal to the greater of (i) the net proceeds of the sale or transfer of the property leased pursuant to such Sale-Leaseback Transaction and (ii) the fair value in the opinion of the Board of Directors of the Borrower of such property at the time of entering into such Sale-Leaseback Transaction, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

         SECTION 5.15. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to the Borrower or such Subsidiary Affiliate than could have been obtained from a third party who was not an Affiliate; provided that the foregoing provisions of this Section shall not prohibit any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock of the relevant class so long as, after giving effect thereto, no Default shall have occurred and be continuing.

         SECTION 5.16. Hedging Facilities. Not later than 30 days after the Original Closing Date the Borrower will have entered into and thereafter maintain in full force and effect interest rate agreements in such amounts and on such terms as shall result in effectively limiting to a rate acceptable to the Administrative Agent the interest cost to the Borrower of the London Interbank Offered Rate on the Loans in an aggregate principal amount not less than $65,000,000 for a period of two years beginning on such date, all on terms and conditions satisfactory to the Required Lenders. The Borrower will not, and will not permit any of its Subsidiaries to, incur any Derivatives Obligations except for purposes of hedging and not for speculative purposes.

         SECTION 5.17. Further Assurances. (a) The Borrower will, and will cause each of the other Obligors to, at the Borrower's sole cost and expense, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment and transfers as the Administrative Agent shall from time to time request, which may be necessary in the reasonable judgment of the Administrative Agent from time to time to assure, perfect, convey, assign and transfer to the Administrative Agent the property and rights conveyed or assigned pursuant to the Collateral Documents, or which may facilitate the performance of the terms of the Collateral Documents, or the filing, registering or recording of the Collateral Documents.

         (b) All costs and expenses in connection with the grant of any security interests under the Collateral Documents, including without limitation reasonable legal fees and other reasonable costs and expenses in connection with the granting, perfecting and maintenance of any security interests under the Collateral Documents or the preparation, execution, delivery, recordation or filing of documents and any other acts as the Administrative Agent may reasonably request in connection with the grant of such security interests shall be paid by the Borrower promptly upon demand.

         (c) The Borrower will not, and will not permit any of its Subsidiaries to, enter into or become subject to any agreement which would impair their ability to comply, or which would purport to prohibit them from complying, with the provisions of this Section.

         (d) Substantially simultaneously with acquiring or forming any Subsidiary or Subsidiaries, Borrower will cause such Subsidiary or Subsidiaries (but excluding any Subsidiary which is an International Subsidiary) to become a party hereto as a "Guarantor" and/or a party to the Security Agreement by executing and delivering to the Administrative Agent an agreement substantially in the form of Exhibit H hereto appropriately completed with respect to such new Guarantor (a "Guarantor Addendum") and to cause each such Subsidiary (other than any International Subsidiary) to become a party to one or more pledge agreements in substance consistent with the Pledge Agreements to secure its obligations hereunder. Within 30 days after acquiring or forming such Subsidiary or Subsidiaries (other than any International Subsidiary), the Borrower will cause such Subsidiary or Subsidiaries to (i) execute and deliver such other supplements and documents creating security interests as the Administrative Agent may specify, (ii) do all other things which may be necessary or which the Administrative Agent may reasonably request in order to confer upon and confirm to the Lenders the benefits of such security required to be granted and (iii) deliver such legal opinions, certificates, evidences of corporate action or other documents as the Administrative Agent may reasonably request, all in form and substance satisfactory to the Administrative Agent, relating to the satisfaction of the Borrower's obligations under this Section.


         SECTION 5.18. Minimum Consolidated Net Worth. Consolidated Net Worth will at no time be less than the sum of (i) $82,000,000 and (ii) an amount equal to 75% of Consolidated Net Income for each Fiscal Quarter of the Borrower ending after December 31, 1996 and on or prior to the date of determination, in each case, for which Consolidated Net Income is positive (but with no deduction on account of negative Consolidated Net Income for any Fiscal Quarter of the Borrower) plus (iii) 75% of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Board of Directors of the Borrower), received by the Borrower from the issuance and sale after December 31, 1996 of any capital stock of the Borrower (other than the proceeds of any issuance and sale of any capital stock (x) to a Subsidiary of the Borrower or (y) which is required to be redeemed, or is redeemable at the option of the holder, at any time) or in connection with the conversion or exchange of any Debt of the Borrower into capital stock of the Borrower after December 31, 1996.

         SECTION 5.19. Fixed Charge Coverage Ratio. As of the last day of each Fiscal Quarter of the Borrower set forth below, the Fixed Charge Ratio will not be less than the ratio set forth below opposite such Fiscal Quarter:

         Fiscal Quarter                     Ratio
         --------------                     -----
         Third Fiscal Quarter 1996          1.05:1
         Fourth Fiscal Quarter 1996         1.45:1
         First Fiscal Quarter 1997          1.30:1
         Second Fiscal Quarter 1997         1.30:1
         Third Fiscal Quarter 1997          1.35:1
         Fourth Fiscal Quarter 1997         1.50:1
         First Fiscal Quarter 1998          1.60:1

         Second Fiscal Quarter 1998         1.70:1
         Third Fiscal Quarter 1998          1.80:1
         Fourth Fiscal Quarter 1998
          and thereafter                    2.00:1

         SECTION 5.20. Leverage Ratio. As of the last day of each Fiscal Quarter of the Borrower set forth below and at all times thereafter until the last day of the next such Fiscal Quarter, the Leverage Ratio shall not exceed the ratio set forth below opposite such Fiscal Quarter:

         Fiscal Quarter                     Ratio
         --------------                     -----
         Third Fiscal Quarter 1996          4.75:1
         Fourth Fiscal Quarter 1996         4.25:1
         First Fiscal Quarter 1997          4.15:1
         Second Fiscal Quarter 1997         4.25:1
         Third Fiscal Quarter 1997          4.00:1
         Fourth Fiscal Quarter 1997         3.75:1
         First Fiscal Quarter 1998          3.50:1
         Second Fiscal Quarter 1998         3.25:1
         Third Fiscal Quarter 1998          3.15:1
         Fourth Fiscal Quarter 1998
          and thereafter                    3.00:1

         SECTION 5.21. Amendments of Related Documents. The Borrower shall not and shall not permit its Subsidiaries to, without the prior written consent of the Required Lenders, modify or amend, or waive any provision or condition contained in, any of the Deltec Acquisition Documents, the Subordinated Note Agreement, the Subordinated Notes or the Series G Preferred Stock from the forms of each of the foregoing heretofore delivered to the Lenders and the Agents in any manner that could reasonably be expected to be adverse to the Lenders.

         SECTION 5.22. Limitation on Restrictions Affecting Subsidiaries. Neither the Borrower nor any of its Subsidiaries will enter into, or suffer to exist, any agreement with any Person, other than the Loan Documents and the Subordinated Note Indenture and guarantees with respect thereto, which prohibits or limits the ability of any Subsidiary to (a) pay dividends or make other distributions or pay any Debt owed to the Borrower or any other Subsidiary, (b) make loans or advances to the Borrower or any other Subsidiary or (c) transfer any of its properties or assets to the Borrower or any other Subsidiary, provided that the foregoing shall not prohibit (i) such restrictions as exist today and set forth in the agreements identified on Schedule 5.22 and (ii) customary net worth and financial leverage tests in agreements governing Debt in effect on the date of this Agreement of International Subsidiaries incurred and outstanding in compliance with this Agreement.

         SECTION 5.23. Designated Senior Debt. Without the consent of the Required Lenders, the Borrower shall not designate any Debt, other than Debt under the Loan Documents, as "Designated Senior Debt", as such term is defined in the Subordinated Note Indenture as in effect on the Original Closing Date, or any comparable designation that confers upon the holders of such Debt (or any Person acting on their behalf) the right to initiate blockage periods under the Subordinated Note Indenture.

                                    ARTICLE 6

                                    DEFAULTS

         SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

          (a) the Borrower shall fail to pay (i) when due any principal of any Loan or any reimbursement obligation under any Letter of Credit or (ii) within two Domestic Business Days after the same shall become due, any interest on any Loan or any fees or any other amount payable hereunder;

         (b) the Borrower shall fail to observe or perform any covenant contained in Article 5, other than those contained in Sections 5.01 through 5.06;

         (c) any Obligor shall fail to observe or perform any covenant or agreement contained in the Loan Documents (other than those covered by clause
(a) or (b) above) for 30 days after notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender;

         (d) any representation, warranty, certification or statement made by any Obligor in any Loan Document or in any certificate, financial statement or other document delivered pursuant to any Loan Document shall prove to have been incorrect in any material respect when made (or deemed made);

         (e) the Borrower or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

         (f)  any  event  or  condition   shall  occur  which   results  in  the
acceleration of the maturity of any Material Debt or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

         (g) the Borrower or any Subsidiary (other than an Immaterial Subsidiary) shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

         (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary (other than an Immaterial Subsidiary) seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

         (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000;

         (j) judgments or orders for the payment of money in excess of $3,000,000 shall be rendered against the Borrower or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 10 days;

         (k) the Guarantee of any Guarantor under Article 9 shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any Guarantor, or any Person on behalf of any Guarantor, shall deny or disaffirm its obligations under such Guarantee, or any Lien created by any of the Collateral Documents shall at any time fail to constitute a valid and (to the extent required by the Collateral Documents) perfected Lien on any substantial part of the Collateral purported to be subject thereto, securing the obligations purported to be secured thereby, with the priority required by the Loan Documents, or any Obligor shall assert any of the foregoing in writing;

         (l) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 33-1/3% or more of the outstanding shares of common stock of the Borrower; or, during any period of 12 consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower; or there shall occur any "Change of Control", as such term is defined in the Subordinated Note Indenture as in effect on the Original Closing Date, or any similar event that permits the holders of the Subordinated Notes (or any Person acting on their behalf) the right to accelerate the maturity of the Subordinated Notes or demand any payment or redemption thereof or with respect thereto;

then, and in every such event, the Administrative Agent shall (i) if requested by Lenders having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Lenders holding more than 50% of the sum of the aggregate principal amount of the Loans and the Letter of Credit Liabilities, by notice to the Borrower declare the Loans and the Letter of Credit Liabilities (together with accrued interest thereon) to be, and the Loans and the Letter of Credit Liabilities shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause 6.01(g) or 6.01(h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Lenders, the Commitments shall thereupon terminate and the Loans and the Letter of Credit Liabilities (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         SECTION 6.02. Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 6.01 promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof. Upon receipt by the Administrative Agent of any notice of acceleration under the Subordinated Note Agreement, the Administrative Agent shall promptly notify the Lenders thereof.

         SECTION 6.03. Cash Cover. The Borrower agrees, in addition to the provisions of Section 6.01 hereof, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the Administrative Agent upon the instruction of the Lenders having more than 50% in aggregate amount of the Revolving Commitments (or, if the Revolving Commitments shall have been terminated, holding more than 50% of the aggregate Letter of Credit Liabilities), pay to the Administrative Agent an amount in immediately available funds (which funds shall be held as collateral pursuant to arrangements satisfactory to the Administrative Agent) equal to the aggregate amount available for drawing under all Letters of Credit then outstanding at such time, provided that, upon the occurrence of any Event of Default specified in Section 6.01(g) or 6.01(h) with respect to the Borrower, the Borrower shall pay such amount forthwith without any notice or demand or any other act by any Agent or the Lenders.


                                    ARTICLE 7

                                    THE AGENT

         SECTION 7.01. Appointment and Authorization. Each Lender irrevocably appoints and authorizes the Administrative Agent and the Documentation Agent to enter into and act as its agent in connection with the Collateral Documents and to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agents by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Each Lender hereby agrees to be bound by the provisions of the Collateral Documents and, without limitation of the foregoing or of any other provision hereof, agrees to the provisions set forth in Section 10 of the Share Mortgage dated as of the Original Closing Date entered into between EEIC and the Administrative Agent whereby EEIC pledges 66% of the stock of MPL Powerware Systems, Ltd., as though such provisions were set forth fully herein.

         SECTION 7.02. Agents and Affiliates. Each of the Agents shall have the same rights and powers under the Loan Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and each Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not an Agent.

         SECTION  7.03.  Action by Agents.   The  obligations  of  the  Agents
hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in
Article 6.

         SECTION 7.04. Consultation with Experts. Each of the Agents may consult with legal counsel (who may be counsel for any Obligor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 7.05. Liability of Agents. Neither of the Agents nor any of their affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither Agent nor any of their affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with the Loan Documents or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Obligor;
(iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Documentation Agent or the Administrative Agent; or (iv) the validity, effectiveness or genuineness of the Loan Documents or any other instrument or writing furnished in connection herewith. No Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         SECTION 7.06. Indemnification. Each Lender shall, ratably in accordance with its Commitment, indemnify each Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Loan Documents or any action taken or omitted by such indemnitees thereunder.

         SECTION 7.07. Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents.

         SECTION 7.08. Successor Administrative Agent. The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

         SECTION 7.09. Agents' Fee. The Borrower shall pay to each Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and such Agent.

         SECTION  7.10.  Co-Agents  and  Documentation  Agent.   The  Co-Agents
referred to on the signature pages hereof and the Documentation Agent referred to on the cover page hereof, in their respective capacities as such, shall have no duties or obligations of any kind under the Loan Documents.


                                    ARTICLE 8

                             CHANGE IN CIRCUMSTANCES

         SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Loan:

                           (a) the Administrative Agent is advised by the Reference Lenders that deposits in dollars (in the applicable amounts) are not being offered to the Reference Lenders in the London interbank market for such Interest Period, or


                           (b) Lenders having 50% or more of the aggregate principal amount of the affected Loans advise the Administrative Agent that the London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Lenders to make Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

         SECTION 8.02. Illegality. If, on or after the Original Closing Date, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Lender (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until such Lender notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Euro-Dollar Loans, or to continue or convert outstanding Loans as or into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such
Lender shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If such notice is given, each Euro-Dollar Loan of such Lender then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Lender may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Lender shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

         SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after the Original Closing Date, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement with respect to which such Lender is entitled to compensation during the relevant interest period under Section 2.14), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Applicable Lending Office) or shall impose on any Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting its Euro-Dollar Loans or its obligations hereunder in respect of Letters of Credit, its Note or its obligation to make Euro-Dollar Loans or issue or participate in any Letter of Credit, and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan or of issuing or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Lender to be material, then, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender shall have determined that, after the Original Closing Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender (or its Parent) as a consequence of such Lender's obligations hereunder to a level below that which such Lender (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its Parent) for such reduction.

         (c) Each Lender will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the Original Closing Date, which will entitle such Lender to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate of any Lender claiming compensation under this Section and setting forth in reasonable detail its calculation of the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Notwithstanding the foregoing subsections (a) and (b) of this Section 8.03, the Borrower shall only be obligated to compensate any Lender for any amount arising or accruing during (i) any time or period commencing not more than (x) in the case of subsection (a), six months and (y) in the case of subsection (b), three months, prior to the date on which such Lender notifies the Administrative Agent and the Borrower that it proposes to demand such compensation and identifies to the Administrative Agent and the Borrower the statute, regulation or other basis upon which the claimed compensation is or will be based and (ii) any time or period during which, because of the retroactive application of such statute, regulation or other basis, such Lender did not know that such amount would arise or accrue.

         SECTION 8.04. Taxes. (a) For the purposes of this Section 8.04, the following terms have the following meanings:

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower or any Guarantor, as the case may be, pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Lender and each Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Lender or such Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Lender, in which its Applicable Lending Office is located and (ii) in the case of each Lender, any United States withholding tax imposed on such payments but only to the extent that such Lender is subject to United States withholding tax at the time such Lender first becomes a party to this Agreement.

         "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, any Loan Document.

         (b) Any and all payments by the Borrower or any Guarantor to or for the account of any Lender or any Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower or any Guarantor shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or any Guarantor, as the case may be, shall make such deductions, (iii) the Borrower or such Guarantor, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Documentation Agent, at its address referred to in
Section 10.01, the original or a certified copy of a receipt evidencing payment thereof.

         (c) The Borrower agrees to indemnify each Lender and each Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Lender or such Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Lender or such Agent (as the case may be) makes demand therefor.

         (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Lender from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Lender or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

         (e) For any period with respect to which a Lender has failed to provide the Borrower or the Administrative Agent with the appropriate form pursuant to
Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 8.04(b) or (c) with respect to Taxes imposed by the United States; provided that if a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

         (f) If the Borrower or any Guarantor is required to pay additional amounts to or for the account of any Lender pursuant to this Section, then such Lender will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Lender, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Lender.

         SECTION 8.05. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Lender to make Euro-Dollar Loans, or to convert or continue outstanding Loans into or as Euro-Dollar Loans, has been suspended pursuant to Section 8.02 or (ii) any Lender has demanded compensation under Section 8.03 or 8.04 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

         (a) all Loans which would otherwise be made by such Lender as (or continued as or converted into) Euro-Dollar Loans shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Lenders); and

         (b) after each of its Euro-Dollar Loans has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

If such Lender notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Lenders.

         SECTION 8.06. Substitution of Lender. If (i) the obligation of any Lender to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Lender has demanded compensation under Section 8.03 or 8.04, the Borrower shall have the right, with the assistance of the Administrative
Agent, to seek one or more mutually satisfactory substitute financial institutions (which may be one or more of the Lenders) to purchase the Note and assume the Commitments of such Lender.

                                    ARTICLE 9

                                    GUARANTY

         SECTION 9.01. The Guaranty. Each Guarantor hereby unconditionally guarantees, jointly and severally with each other Guarantor, the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note and the full amount of all Letter of Credit Liabilities under this Agreement, and the full and punctual payment of all other amounts payable by the Borrower or any other Obligor under the Loan Documents, and all Hedging Obligations (as defined in the Security Agreement of even date herewith). Upon failure by the Borrower or any other Obligor to pay punctually any such amount, each Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement or the other Loan Documents.

         SECTION  9.02.  Guaranty   Unconditional.   The  obligations  of  each
Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
                           (i) any extension,  renewal, settlement,  compromise,
                  waiver or release in respect of any obligation of the Borrower or any other Obligor under the Loan Documents, by operation of law or otherwise;

                           (ii) any modification or amendment of  or  supplement
                  to the Loan Documents;

                           (iii)  any  release,  impairment,  non-perfection  or
                  invalidity of any direct or indirect security for any obligation of the Borrower or any other Obligor under the Loan Documents;

                           (iv) any change in the corporate existence, structure
                  or ownership of the Borrower or any other Obligor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any other Obligor or their respective assets or any resulting release or discharge of any obligation of the Borrower or any other Obligor contained in the Loan Documents;

                           (v) the  existence  of any  claim,  set-off  or other
                  rights which such Guarantor may have at any time against the Borrower, any other Obligor, any Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                           (vi) any invalidity or  unenforceability  relating to
                  or against the Borrower or any other Obligor for any reason of the Loan Documents, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Obligor of the principal of or interest on any Note or any other amount payable by the Borrower or any other Obligor under the Loan Documents; or

                           (vii) any other  act or  omission  to act or delay of
                  any kind by the Borrower, any other Obligor, any Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

         SECTION 9.03. Discharge Only upon Payment in Full; Reinstatement In Certain Circumstances. Each Guarantor's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Obligors under the Loan Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Obligors under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

         SECTION 9.04. Waiver by Each Guarantor. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Guarantor or any other Person.

         SECTION 9.05. Subrogation and Contribution. Each Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of the payee against the Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other Guarantor with respect to such payment.

         SECTION 9.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Obligor under the Loan Documents is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Agent made at the request of the requisite proportion of the Lenders specified in Article 6 of the Agreement.

         SECTION 9.07. Limit of Liability. The obligations of each Guarantor shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

                                   ARTICLE 10

                                  MISCELLANEOUS

         SECTION 10.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Borrower or the Administrative Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Guarantor, in care of the Borrower, (c) in the case of any Lender, at its address, facsimile number or telex number set forth in its
Administrative Questionnaire or (d) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent or any Issuing Lender under Article 2 or Article 8 shall not be effective until received.

         SECTION 10.02. No Waivers. No failure or delay by any Agent or any Lender in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 10.03. Expenses; Indemnification. (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agents (including the Syndication Agent referred to on the cover page hereof), including fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation and administration of the Loan Documents, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default thereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agents and each Lender, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

         (b) The Borrower agrees to indemnify the Agents and each Lender, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of the Loan Documents or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct.

         SECTION 10.04. Sharing of Set-Offs. Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it and any Letter of Credit Liabilities which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal and interest due with respect to any Note and Letter of Credit Liabilities held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Notes and Letter of Credit Liabilities held by the other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes and Letter of Credit
Liabilities held by the Lenders shall be shared by the Lenders pro rata; provided that nothing in this Section shall impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Obligor other than its indebtedness hereunder. Each Obligor agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note or Letter of Credit Liabilities, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Obligor in the amount of such participation.

     SECTION 10.05. Amendments and Waivers; Release of Collateral. (a) Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of the Documentation Agent, the Administrative Agent or an Issuing Lender are affected thereby, by such affected Agent or Issuing Lender, as relevant); provided that no such amendment or waiver shall:

                           (i) unless signed by all the Lenders with a Term Commitment, increase or decrease the Term Commitments (except for a ratable decrease in all the Term Commitments), subject any such Lender to any additional obligation, or postpone the date fixed for the scheduled termination of any Term Commitment;

                           (ii) unless signed by all Lenders holding Term Loans,
                  reduce the principal of or rate of interest on any Term Loans, postpone the date fixed for any scheduled payment of principal of or interest on any Term Loans, or decrease the aggregate amount by which Term Loans are required to be repaid on any date scheduled pursuant to Section 2.04(b) or postpone any date for such repayment;

                           (iii)  unless  signed by all Lenders with a Revolving
                  Commitment, increase or decrease any Revolving Commitment (except for a ratable decrease in all the Revolving Commitments), subject any such Lender to any additional obligation, postpone the date fixed for any scheduled reduction or termination of any Revolving Commitment, reduce the principal of or rate of interest on any Revolving Loan or the amount to be reimbursed in respect of any Letter of Credit or any interest thereon, extend any Letter of Credit expiry date beyond the Maturity Date, or postpone the date fixed for scheduled payment of principal of, and dates fixed for payment of interest on, any Revolving Loan;


                           (iv) unless  signed by all the Lenders,  postpone the
                  date fixed for any payment of any fees hereunder or release any Guarantor from its obligations hereunder;

                           (v) unless  signed by the Swing Lender and each other
                  Lender affected thereby, increase the Swing Loan Commitment, postpone the date fixed for the termination of the Swing Loan Commitment or otherwise affect any of its rights or obligations hereunder; and

                           (vi) unless signed by all the Lenders, change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes and the Letter of Credit Liabilities, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement.

Any provision of the Collateral Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the relevant Obligor or Obligors and the Administrative Agent with the consent of the Required Lenders; provided that no such amendment or waiver shall, unless signed by all the Lenders, effect or permit a release of all or substantially all of the Collateral.

         (b)  Notwithstanding   anything  to  the  contrary  in  the  Collateral
Documents, Collateral shall be released from the Lien of the Collateral Documents from time to time as necessary to effect any sale or pledge of assets permitted by the Loan Documents. The Administrative Agent shall, at the sole expense of the Borrower, execute and deliver all release documents reasonably requested to evidence any release pursuant to this subsection (b).

         SECTION 10.06. Successors and Assigns.(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Lenders.

         (b) Any Lender may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans and Letter of Credit Liabilities. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agents, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrower, the Issuing Lenders and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii) or
(iv) of, or in the proviso in the last sentence of, Section 10.05(a) without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Section 2.14 or Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

         (c) Any Lender may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a pro rata part of all, of its rights and obligations under this Agreement with respect to either:

                           (i)  its outstanding Term Loans, or

                           (ii) its Revolving Commitment and outstanding
                  Revolving Loans and Letter of Credit Liabilities,

and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit F hereto executed by such Assignee and such transferor Lender, with (and subject to) the subscribed consent of the Borrower and the Administrative Agent and, if such assignment includes amounts pursuant to clause (ii) above, the Issuing Lenders and Swing Lender, none of which consents shall be unreasonably withheld; provided that:

                           (A) if an Assignee is an affiliate of such transferor
                  Lender or was a Lender immediately prior to such assignment, no such consent of the Borrower shall be required; and

                           (B) if such transferor Lender assigns a part (but not
                  all) of its Term Loans or of its Revolving Commitment and outstanding Revolving Loans, then, (I) unless the Assignee is an affiliate of such transferor Lender or was a Lender immediately prior to such assignment, the sum of (x) the aggregate outstanding principal amount of Term Loans (if any) and (y) the amount of Revolving Commitment (or, if the Revolving Commitments have been terminated, the aggregate outstanding principal amount of Revolving Loans) (if any) assigned to such Assignee shall be at least $5,000,000, and,
                  (II) after giving effect to such partial assignment, the sum of (x) the aggregate outstanding principal amount of Term Loans (if any) and (y) the amount of Revolving Commitment (or, if the Revolving Commitments have been terminated, the aggregate outstanding principal amount of Revolving Loans) (if any) retained by the transferor Lender shall be at least $5,000,000.

Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Lender shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $3,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

         (d) Any Lender may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder.

         (e) No Assignee, Participant or other transferee of any Lender's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Lender to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         SECTION 10.07. Collateral. Each of the Lenders represents to the Agents and each of the other Lenders that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 10.08. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         SECTION 10.09. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         SECTION 10.10. Waiver by Jury Trial. EACH OF THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                          EXIDE ELECTRONICS GROUP, INC.

                          By /s/ Marty R. Kittrell
                           Title: Vice President & Chief Financial Officer
                           Address:   8609 Six Forks Road
                                      Raleigh, NC 27615
                           Facsimile: 919/870-3100


                          GUARANTORS


                          EXIDE ELECTRONICS CORPORATION

                          By /s/ Marty R. Kittrell
                           Title: Vice President & Chief Financial Officer
                           Address:   8609 Six Forks Road
                                      Raleigh, NC 27615
                           Facsimile: 919/870-3100


                          EXIDE ELECTRONICS INTERNATIONAL CORP.

                          By /s/ Marty R. Kittrell
                           Title: Vice President & Chief Financial Officer
                           Address:   8609 Six Forks Road
                                      Raleigh, NC 27615
                           Facsimile: 919/870-3100

                          INTERNATIONAL POWER MACHINES CORPORATION

                          By /s/ Marty R. Kittrell
                           Title: Vice President & Chief Financial Officer
                           Address:   8609 Six Forks Road
                                      Raleigh, NC 27615
                           Facsimile: 919/870-3100


                          DELTEC POWER SYSTEMS, INC.

                          By /s/ Marty R. Kittrell
                           Title: Vice President & Chief Financial Officer
                           Address:   8609 Six Forks Road
                                      Raleigh, NC 27615
                           Facsimile: 919/870-3100


                          LECTRO PRODUCTS, INC.

                          By /s/ Marty R. Kittrell
                           Title: Vice President & Chief Financial Officer
                           Address:   8609 Six Forks Road
                                      Raleigh, NC 27615
                           Facsimile: 919/870-3100

                          DATATRAX ACQUISITION CORPORATION


                          By /s/ Marty R. Kittrell
                           Title: Vice President & Chief Financial Officer
                           Address:   8609 Six Forks Road
                                      Raleigh, NC 27615
                           Facsimile: 919/870-3100


                          EXIDE ELECTRONICS USA HOLDINGS CORP.

                          By /s/ Marty R. Kittrell
                           Title: Vice President & Chief Financial Officer
                           Address:   8609 Six Forks Road
                                      Raleigh, NC 27615
                           Facsimile: 919/870-3100


                           DELTEC ELECTRONICS CORP.

                           By /s/ Marty R. Kittrell
                            Title: Vice President & Chief Financial Officer
                            Address:   8609 Six Forks Road
                                       Raleigh, NC 27615
                            Facsimile: 919/870-3100

                          LORTEC POWER SYSTEMS, INC.

                          By /s/ Marty R. Kittrell
                           Title: Vice President & Chief Financial Officer
                           Address:   8609 Six Forks Road
                                      Raleigh, NC 27615
                           Facsimile: 919/870-3100

                          AGENTS


                          MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                          By /s/ John M. Mikolay
                           Title: Vice President


                          NATIONSBANK, N.A.

                          By /s/ Richard G. Parkhurst, Jr.
                           Title: Vice President


                          CO-AGENTS


                          ABN AMRO BANK, N.V.

                          By /s/ Robert A. Budnek
                           Title: Assistant Vice President
                          By /s/ Linda K. Davis
                           Title: Vice President


                          BANK OF AMERICA ILLINOIS

                          By /s/ Michael J. McKenney
                           Title: Vice President


                          FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                          By /s/ Jorge Gonzalez
                           Title: Senior Vice President

                          OTHER LENDERS


                          BRANCH BANKING & TRUST COMPANY

                          By /s/ Richard E. Fowler
                           Title: Senior Vice President


                          BANQUE PARIBAS

                          By /s/ Mary T. Finnegan
                           Title: Group Vice President

                          By /s/ John J. McCormick, III
                           Title: Vice President


                          CREDIT LYONNAIS NEW YORK BRANCH

                          By /s/ Mark Koneval
                           Title: Vice President


                          CREDIT LYONNAIS ATLANTA BRANCH

                          By /s/ Robert Ivosevich
                           Title: Senior Vice President


                          LTCB TRUST COMPANY

                          By /s/ John J. Sullivan
                           Title: Executive Vice President

                          SOCIETE GENERALE

                          By /s/ Ralph Saheb
                           Title: Vice President


                          MERITA BANK LTD, NEW YORK BRANCH

                          By /s/ Anu Seppala
                           Title: Vice President

                          By /s/ John Kehnle
                           Title: Vice President


                          THE FUJI BANK, LIMITED, ATLANTA AGENCY

                          By /s/ Toshihiro Mitsui
                           Title: Vice President and Manager


                          VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

                          By /s/ Kathleen A. Zarn
                           Title: Vice President


                          BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                          By /s/ Nicholas J. Campbell
                           Title: Vice President


                          THE DAI-ICHI KANGYO BANK, LIMITED, ATLANTA AGENCY

                          By /s/ Toshiaki Kurihara
                           Title: Joint General Manager

                          THE YASUDA TRUST & BANKING CO., LTD., NEW YORK BRANCH

                          By /s/ Prince I. Chenault
                           Title: First Vice President


                          NON-CONTINUING LENDERS


                          BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                          By /s/ Brian J. Cumberland
                           Title: Assistant Treasurer

                          By /s/ Frederick K. Kammler
                           Title: Vice President


                          THE MITSUBISHI TRUST AND BANKING CORPORATION

                          By /s/ Patricia Loret de Mola
                           Title: Senior Vice President


                          SOUTHERN PACIFIC THRIFT & LOAN ASSOCIATION

                          By /s/ Chris Kelleher
                           Title: Vice President

                          THE BANK OF TOKYO-MITSUBISHI, LTD.

                          By /s/ Hiroaki Fuchida
                           Title: Senior Vice President & Manager

                          MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                            as Administrative Agent, Issuing Lender and
                            Swing Lender

                          By /s/ John M. Mikolay
                           Title: Vice President
                           Address:    60 Wall Street
                                       New York, NY 10260-0060
                           Facsimile:  (212) 648-5348


                          NATIONSBANK, N.A., as Documentation Agent

                          By /s/ Richard G. Parkhurst, Jr.
                           Title: Vice President
                           Address:    NationsBank Corporate Center
                                       100 North Tryon Street NC1-007-08-07
                                       Charlotte, NC 28255
                           Facsimile:  (704) 386-1270

                               COMMITMENT SCHEDULE

------------------------------------------ -------------------------------- ---------------------------------

                 Lenders                        Revolving Commitments                  Term Loans
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Administrative Agent
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Morgan Guaranty Trust Company of                    $9,926,470.59                    $3,573,529.41
New York
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Documentation Agent
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

NationsBank, N.A.                                   $9,926,470.59                    $3,573,529.41
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Co-Agents
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

ABN AMRO Bank, N.V.                                 $9,558,823.53                    $3,441,176.47
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Bank of America Illinois                            $9,558,823.53                    $3,441,176.47
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

First Union National Bank of North                  $9,558,823.53                    $3,441,176.47
Carolina
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Other Lenders
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Branch Banking & Trust Company                      $9,558,823.53                    $3,441,176.47
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Banque Paribas                                      $9,007,352.94                    $3,242,647.06
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------



------------------------------------------ -------------------------------- ---------------------------------

                 Lenders                        Revolving Commitments                  Term Loans
------------------------------------------ -------------------------------- ---------------------------------
Credit Lyonnais New York Branch and                 $9,007,352.94                    $3,242,647.06
Credit Lyonnais Atlanta Branch
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

LTCB Trust Company                                  $9,007,352.94                    $3,242,647.06
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Societe Generale                                    $9,007,352.94                    $3,242,647.06
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Merita Bank Ltd                                     $6,617,647.06                    $2,382,352.94
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

The Fuji Bank, Limited, Atlanta Agency              $6,617,647.06                    $2,382,352.94
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Van Kampen American Capital Prime Rate              $6,617,647.06                    $2,382,352.94
Income Trust
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Bank of Tokyo-Mitsubishi Trust Company              $3,676,470.59                    $1,323,529.41
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

The Dai-Ichi Kangyo Bank, Limited,                  $3,676,470.59                    $1,323,529.41
Atlanta Agency
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

The Yasuda Trust & Banking Co., Ltd.,               $3,676,470.59                    $1,323,529.41
New York Branch
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Non-Continuing Lenders
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Banque Francaise Du Commerce Exterieur                  $0.00                            $0.00
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

The Mitsubishi Trust and Banking                        $0.00                            $0.00
Corporation
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

Southern Pacific Thrift & Loan                          $0.00                            $0.00
Association
------------------------------------------ -------------------------------- ---------------------------------
------------------------------------------ -------------------------------- ---------------------------------

The Bank of Tokyo-Mitsubishi, Ltd.                      $0.00                            $0.00
------------------------------------------ -------------------------------- ---------------------------------

--------------------------------------------------------------------------------
                                PRICING SCHEDULE
--------------------------------------------------------------------------------

          Each of "Euro-Dollar Margin", "Base Rate Margin", "Letter of Credit Fee Rate" and "Commitment Fee Rate" means, for any date, the rates set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:

--------------------------------------------------------------------------------------------------

                 Level I      Level II      Level III     Level IV       Level V      Level VI
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

Euro-Dollar           0.45%        0.625%        0.875%         1.00%         1.25%         1.50%
Margin
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

Letter of             0.45%        0.625%        0.875%         1.00%         1.25%         1.50%
Credit Fee
Rate
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

Base Rate             0%              0%            0%          0%            0.25%         0.50%
Margin
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

Commitment            0.15%         0.20%         0.25%         0.25%         0.30%        0.375%
Fee Rate
--------------------------------------------------------------------------------------------------

         For purposes of this Schedule, the following terms have the following meanings:

         "Applicable Leverage Ratio" means, for any day, the Leverage Ratio as at the last day of the Fiscal Quarter of the Borrower most recently ended prior to such date for which the Borrower has delivered financial statements pursuant to Section 5.01(a) or 5.01(b), as the case may be; provided that if the Borrower shall fail to timely deliver the financial statements required to be delivered by it pursuant to Section 5.01(a) or 5.01(b), as the case may be, the Applicable Leverage Ratio for each date from and including the date on which such statements are required to be delivered to but excluding the date on which such statements are delivered shall be deemed to be greater than 4.0.

         "Level I Pricing" applies at any date if the Applicable Leverage Ratio for such date is less than 2.0.

         "Level II Pricing" applies at any date if the Applicable Leverage Ratio for such date is greater than or equal to 2.0 and less than 2.5.

         "Level III Pricing" applies at any date if the Applicable Leverage Ratio for such date is greater than or equal to 2.5 and less than 3.0.

         "Level IV Pricing" applies at any date if the Applicable Leverage Ratio for such date is greater or equal to 3.0 and less than 3.5.

         "Level V Pricing" applies at any date if the Applicable Leverage Ratio for such date is greater than or equal to 3.5 and less than 4.0.

         "Level VI Pricing" applies at any date if the Applicable Leverage Ratio for such date is greater than or equal to 4.0.

         "Pricing Level" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI Pricing applies at any date.

                                   SCHEDULE 1:

                           Existing Letters of Credit

------------------------------- ---------------------- ------------------------ ------------------------------

ISSUING LENDER                  ORIGINAL ISSUE DATE    MATURITY DATE            AMOUNT

------------------------------- ---------------------- ------------------------ ------------------------------
------------------------------- ---------------------- ------------------------ ------------------------------

First Union National Bank of     5/25/95                6/1/96                  $230,999
North Carolina ("FUNB")
------------------------------- ---------------------- ------------------------ ------------------------------
------------------------------- ---------------------- ------------------------ ------------------------------

FUNB                             5/25/95                6/1/96                  $69,001
------------------------------- ---------------------- ------------------------ ------------------------------
------------------------------- ---------------------- ------------------------ ------------------------------

FUNB                             5/24/93                9/1/97                  $49,652
------------------------------- ---------------------- ------------------------ ------------------------------
------------------------------- ---------------------- ------------------------ ------------------------------

FUNB                             7/8/92                 6/26/96                 $32,400
------------------------------- ---------------------- ------------------------ ------------------------------

                                   SCHEDULE 2:

                                Assigning Lenders

------------------------------------- ------------------- -------------------- --------------------

Assigning Lenders                     Term Loan           Revolving            Revolving Loans
                                                          Commitment
------------------------------------- ------------------- -------------------- --------------------
------------------------------------- ------------------- -------------------- --------------------

Other Lenders
------------------------------------- ------------------- -------------------- --------------------
------------------------------------- ------------------- -------------------- --------------------

Merita Bank Ltd                            $2,382,352.94        $6,617,647.06        $3,600,000.00
------------------------------------- ------------------- -------------------- --------------------
------------------------------------- ------------------- -------------------- --------------------

Non-Continuing Lenders
------------------------------------- ------------------- -------------------- --------------------
------------------------------------- ------------------- -------------------- --------------------

Banque Francaise Du Commerce                       $0.00                $0.00                $0.00
Exterieur
------------------------------------- ------------------- -------------------- --------------------
------------------------------------- ------------------- -------------------- --------------------

The Mitsubishi Trust and Banking                   $0.00                $0.00                $0.00
Corporation
------------------------------------- ------------------- -------------------- --------------------
------------------------------------- ------------------- -------------------- --------------------

Southern Pacific Thrift & Loan                     $0.00                $0.00                $0.00
Association
------------------------------------- ------------------- -------------------- --------------------
------------------------------------- ------------------- -------------------- --------------------

The Bank of Tokyo-Mitsubishi, Ltd.                 $0.00                $0.00                $0.00
------------------------------------- ------------------- -------------------- --------------------

                                   SCHEDULE 3:

                                Assuming Lenders

---------------------------------------------- -------------------- -------------------- --------------------

Assuming Lenders                               Term Loan            Revolving            Revolving Loans
                                                                    Commitment
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Administrative Agent
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Morgan Guaranty Trust Company of New York            $3,573,529.41        $9,926,470.59        $5,400,000.00
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Documentation Agent
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

NationsBank, N.A.                                    $3,573,529.41        $9,926,470.59        $5,400,000.00
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Co-Agents
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

ABN AMRO Bank, N.V.                                  $3,441,176.47        $9,558,823.53        $5,200,000.00
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Bank of America Illinois                             $3,441,176.47        $9,558,823.53        $5,200,000.00
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

First Union National Bank of North Carolina          $3,441,176.47        $9,558,823.53        $5,200,000.00
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Other Lenders
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Branch Banking & Trust Company                       $3,441,176.47        $9,558,823.53        $5,200,000.00
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Banque Paribas                                       $3,242,647.06        $9,007,352.94        $4,900,000.00
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Credit Lyonnais New York Branch and Credit           $3,242,647.06        $9,007,352.94        $4,900,000.00
Lyonnais Atlanta Branch
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

LTCB Trust Company                                   $3,242,647.06        $9,007,352.94        $4,900,000.00
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Societe Generale                                     $3,242,647.06        $9,007,352.94        $4,900,000.00
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

                                Assuming Lenders

---------------------------------------------- -------------------- -------------------- --------------------

Assuming Lenders                               Term Loan            Revolving            Revolving Loans
                                                                    Commitment
---------------------------------------------- -------------------- -------------------- --------------------
The Fuji Bank, Limited, Atlanta Agency               $2,382,352.94        $6,617,647.06        $3,600,000.00
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Van Kampen American Capital Prime Rate               $2,382,352.94        $6,617,647.06        $3,600,000.00
Income Trust
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

Bank of Tokyo-Mitsubishi Trust Company               $1,323,529.41        $3,676,470.59        $2,000,000.00
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

The Dai-Ichi Kangyo Bank, Limited, Atlanta           $1,323,529.41        $3,676,470.59        $2,000,000.00
Agency
---------------------------------------------- -------------------- -------------------- --------------------
---------------------------------------------- -------------------- -------------------- --------------------

The Yasuda Trust & Banking Co., Ltd., New            $1,323,529.41        $3,676,470.59        $2,000,000.00
York Branch
---------------------------------------------- -------------------- -------------------- --------------------

                CERTAIN PAYMENTS ON THE AMENDMENT EFFECTIVE DATE

Part 1: Amount to be Paid by Assuming Lenders

------------------------------------------------------- --------------------- -----------------------

Assuming Lenders                                        Term Loan             Revolving Loans
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Administrative Agent
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Morgan Guaranty Trust Company of New York                        $294,959.74             $445,714.80
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Documentation Agent
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

NationsBank, N.A.                                                $359,243.32             $542,856.57
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Co-Agents
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

ABN AMRO Bank, N.V.                                              $226,890.37             $342,856.58
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Bank of America Illinois                                         $194,747.60             $294,285.54
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

First Union National Bank of North Carolina                      $194,747.77             $294,285.54
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Other Lenders
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Branch Banking & Trust Company                                   $869,747.60           $1,314,285.54
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Banque Paribas                                                   $671,218.20           $1,014,285.53
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Credit Lyonnais New York Branch and Credit Lyonnais              $671,218.20           $1,014,285.53
Atlanta Branch
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

LTCB Trust Company                                               $671,218.20           $1,014,285.53
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Societe Generale                                                 $671,218.20           $1,014,285.53
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Part 1: Amount to be Paid by Assuming Lenders

------------------------------------------------------- --------------------- -----------------------

Assuming Lenders                                        Term Loan             Revolving Loans
------------------------------------------------------- --------------------- -----------------------
The Fuji Bank, Limited, Atlanta Agency                         $1,096,639.05           $1,657,143.45
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Van Kampen American Capital Prime Rate Income Trust              $582,352.94             $880,000.00
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

Bank of Tokyo-Mitsubishi Trust Company                         $1,323,529.41           $2,000,000.00
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

The Dai-Ichi Kangyo Bank, Limited, Atlanta Agency                 $37,815.52              $57,143.45
------------------------------------------------------- --------------------- -----------------------
------------------------------------------------------- --------------------- -----------------------

The Yasuda Trust & Banking Co., Ltd., New York Branch             $37,815.52              $57,143.45
------------------------------------------------------- --------------------- -----------------------

Part 2: Amount to be Received by Assigning Lenders

---------------------------------------------------- --------------------- -----------------------

Assigning Lenders                                    Term Loan             Revolving Loans
---------------------------------------------------- --------------------- -----------------------
---------------------------------------------------- --------------------- -----------------------

Other Lenders
---------------------------------------------------- --------------------- -----------------------
---------------------------------------------------- --------------------- -----------------------

Merita Bank Ltd                                      $189,075.92           $285,714.47
---------------------------------------------------- --------------------- -----------------------
---------------------------------------------------- --------------------- -----------------------

Non-Continuing Lenders
---------------------------------------------------- --------------------- -----------------------
---------------------------------------------------- --------------------- -----------------------

Banque Francaise Du Commerce Exterieur                      $2,057,142.96           $3,108,571.58
---------------------------------------------------- --------------------- -----------------------
---------------------------------------------------- --------------------- -----------------------

The Mitsubishi Trust and Banking Corporation                $2,571,428.86           $3,885,714.47
---------------------------------------------------- --------------------- -----------------------
---------------------------------------------------- --------------------- -----------------------

Southern Pacific Thrift & Loan Association                  $1,800,000.00           $2,720,000.00
---------------------------------------------------- --------------------- -----------------------
---------------------------------------------------- --------------------- -----------------------

The Bank of Tokyo-Mitsubishi, Ltd.                          $1,285,713.89           $1,942,856.55
---------------------------------------------------- --------------------- -----------------------

                                 SCHEDULE 4.05:

                                   Litigation

         On August 21, 1995, a case entitled National Broadcasting Company, Inc. and CNBC, Inc. vs. International Power Machine/LorTec Systems, Inc. et al, as filed in the Supreme Court of New York, New York County. The plaintiffs allege that International Power Machines Corporation ("IPM") negligently manufactured and installed an uninterruptible power supply product that caused them property and compensatory damages when the equipment malfunctioned during the installation of the product by third-party contractors. The plaintiffs included seven causes of action, each of which seeks damages in the amount of $1.1 million. Three of those causes of action also seek $3.0 million in punitive damages. Claims of this nature are generally covered by the Borrower's insurance and its insurer has accepted general defense of the matter. The insurer has notified the Borrower that while claims based on IPM's negligent manufacture or design are covered by the insurance policy, damages, if any, caused by IPM's intentional or careless decision to install a known defective and dangerous product would be subject to certain exclusions under the policy. While discovery is at an early stage, the Borrower believes at this time, based on the advise of its defense counsel, that no evidence has yet been presented that supports any allegation of intentional or careless conduct. IPM also believes that is has meritorious defenses and counter-claims against the third-party co-defendants who IPM alleges defectively installed the product. The Borrower believes that the final outcome of this matter will not have a material adverse effect on the business or the financial position of the Borrower and its subsidiaries taken as a whole.

                                 SCHEDULE 5.10:

                Existing Debt of the Borrower and the Guarantors

1. Revolving Credit Facility for up to FF 25,000,000 made to Exide Electronics S.A. by ABN-AMRO Bank N.V., guaranteed by Exide Electronics Corporation.

2.  Working  Capital  Loan  for  DEM  2,000,000,   made  to  Exide   Electronics
International G.m.b.H. by NBD Bank, guaranteed by Exide Electronics Corporation.

3. Revolving Credit Facility for up to BP 3,350,000, made to MPL Powerware Systems Limited by NationsBank, N.A., guaranteed by Exide Electronics Group, Inc., Exide Electronics Corporation and Exide Electronics International Corp.

4. Revolving Credit Facility made to Exide Electronics Canada Inc. by Bank of Montreal for $2,500,000, guaranteed by Exide Electronics Group, Inc.

5. Promissory Note from Exide Electronics Group, Inc., to MasTec, Inc. in the original principal amount of $450,000.

6. Equipment Loan from Associates Commercial Corporation to Lectro Products, Inc. in the original principal amount of $393,448.86.

7. Tekes government loan to FPS Power Systems Oy Ab granted as support for research and development projects in the original principal amount of 5,500,000 Finnish Marks.

                                  SCHEDULE 5.22

                  Existing Restrictions Affecting Subsidiaries

Such restrictions as exist on the Amendment Effective Date contained in the documents that evidence and/or govern the credit facilities set forth in
Schedule 5.10.

                                    EXHIBITS

                                                                       EXHIBIT A


                                                             New York, New York
                                                            ___________ __, 199_

                                      NOTE


              For value  received,  EXIDE  ELECTRONICS  GROUP,  INC., a Delaware corporation (the "Borrower"), promises to pay to the order of ______________________ (the "Lender"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date and from time to time on earlier repayment dates referred to in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

              All Loans made by the Lender, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

              This note is one of the Notes referred to in the Credit Agreement originally dated as of March 13, 1996 and amended and restated as of April __, 1997 among the Borrower, the Guarantors party thereto, the lenders listed on the signature pages thereof, the issuing lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent and NationsBank, N.A., as Documentation Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

              The payment in full of the principal and interest on this note has, pursuant to the provisions of the Credit Agreement, been unconditionally guaranteed by the Guarantors referred to therein.


                                                  EXIDE ELECTRONICS GROUP, INC.

                                                  By____________________
                                                  Name:
                                                  Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


--------------------------------------------------------------------------------

             Amount        Type          Amount of
             of            of            Principal       Maturity       Notation
Date         Loan          Loan          Repaid          Date           Made by
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT B


                                        SECURITY AGREEMENT

                                                                       EXHIBIT C


                                         PLEDGE AGREEMENT

                                   OPINION OF
                            COUNSEL FOR THE OBLIGORS




                                                                  April __, 1997


To the Lenders and the Administrative Agent
  Referred to Below
c/o Morgan Guaranty Trust Company of New York
  as Administrative Agent
60 Wall Street
New York, New York 10260

Gentlemen and Ladies:

              We have acted as counsel for Exide Electronics Group, Inc., a Delaware corporation ("Borrower") and Exide Electronics Corporation, a Delaware corporation, Exide Electronics International Corp., a Delaware corporation, International Power Machines Corporation, a Delaware corporation, and [other Guarantors], (collectively, the "Guarantors" and together with Borrower, the "Obligors"), in connection with (i) the Credit Agreement originally dated as of March 13, 1996 and amended and restated as of April __, 1997 (the "Credit Agreement") among Borrower, the Guarantors, the lenders listed on the signature pages thereof (including any such Lender in its capacity as Issuing Lender, as defined therein, the "Lenders"), Bank of America Illinois as Documentation Agent for the Lenders and Morgan Guaranty Trust Company of New York as Administrative Agent for the Lenders (the "Agents") and (ii) the Notes (the documents referred to in clauses (i) and (ii) are referred to herein collectively as the "Loan
Documents"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

              We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

              Upon the basis of the foregoing, we are of the opinion that:

              1. [Each of the] Obligors is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

              2. The execution, delivery and performance by each Obligor of the Loan Documents to which it is a party are within the corporate powers of such Obligor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Obligor or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Obligor or any of its Subsidiaries or result in the creation or imposition of any Lien (other than Liens under the Loan Documents (as such term is defined in the Credit Agreement)) on any asset of such Obligor or any of its Subsidiaries.

              3. The Loan Documents (other than the Notes) to which the Borrower is a party constitute valid and binding agreements of the Borrower and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except (i) as may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. The Loan Documents to which each Guarantor is a party constitute valid and binding agreements of such Guarantor, in each case enforceable against the Borrower in accordance with their respective terms except (i) as may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

              4. [Except as set forth on Schedule 4.05,] there is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of the Loan Documents.

              5. The Obligations under the Credit Agreement and the Notes constitute "Secured Obligations" as defined in the Security Agreement and the Pledge Agreement.

              6. None of the Agents or the Lenders is required to pay any tax or be qualified to do business or file any designation for service of process or file any reports in the State of [North Carolina] or comply with any statutory or regulatory rule or requirement applicable only to financial institutions chartered or qualified to do business in the State of [North Carolina] solely by reason of its execution and delivery or acceptance of the Loan Documents or by reason of its participation in any of the transactions under or contemplated by the Loan Documents, including, without limitation, the making of any Loan, and the purchase and holding of any Note contemplated thereby, and the making and receipt of any payments pursuant thereto, and the validity and enforceability of the Loan Documents will not be affected by any failure to so qualify or file.

              7. No taxes or other charges, including, without limitation, intangible, documentary, stamp, mortgage, transfer or recording taxes or similar charges, are payable to the State of [North Carolina] or to any jurisdiction therein on account of the execution, delivery or ownership of the Loan Documents or the creation of the indebtedness (including, without limitation, the Loans and the indebtedness evidenced by the Notes) evidenced or secured thereby.

              8. The choice of New York law to govern the Loan Documents in which such choice is stipulated is a valid and effective choice of law under the laws of the State of [North Carolina] and adherence to existing judicial precedents would require a court sitting in the State of [North Carolina] to abide by such choice of law.

              [To the extent that any of the foregoing opinions concerns a matter of New York law, we have assumed that the laws of the State of New York are identical to the laws of the State of North Carolina in all relevant respects.]


                                Very truly yours,

                                   OPINION OF
                             DAVIS POLK & WARDWELL,
                         SPECIAL COUNSEL FOR THE AGENTS




                                                         ________________,  199_


To the Lenders and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
 of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

              We have participated in the preparation of the Credit Agreement (the "Credit Agreement") originally dated as of March 13, 1996 and amended and restated as of April __, 1997 among the Exide Electronics Group, Inc. (the "Borrower"), the Guarantors party thereto, the lenders listed on the signature pages thereof (the "Lenders"), the issuing lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent and NationsBank, N.A., as Documentation Agent (the "Agents"), and have acted as special counsel for the Agents for the purpose of rendering this opinion pursuant to Section 3.01(e) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

              We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

              Upon the basis of the foregoing, we are of the opinion that:

              1. The execution, delivery and performance by the Borrower of the Credit Agreement and of the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

              2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

              We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New
York) in which any Lender is located which limits the rate of interest that such Lender may charge or collect.

              This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                Very truly yours,

                           OPINION OF SPECIAL COUNSEL
                                  FOR THE AGENT




                                                         ________________,  199_


To the Lenders and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

              [To come -- negotiated separately with each foreign counsel.]

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


              AGREEMENT dated as of _________, 19__ among {NAME OF ASSIGNOR} (the "Assignor"), {NAME OF ASSIGNEE} (the "Assignee"), EXIDE ELECTRONICS GROUP, INC. (the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent").

              WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement originally dated as of March 13, 1996 and amended and restated as of April __, 1997 (the "Credit Agreement") among the Borrower, the Guarantors party thereto, the Lenders party thereto, as Lenders, the issuing lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent and NationsBank, N.A., as Documentation Agent;

              WHEREAS, Term Loans made to the Borrower by the Assignor under the
Credit   Agreement  in  the  aggregate   principal  amount  of  $__________  are
outstanding at the date hereof;

              WHEREAS, as provided under the Credit Agreement, the Assignor has a Revolving Commitment in the amount of $_______________, under which the Assignor has outstanding Revolving Loans in the aggregate amount of $___________ at the date hereof;

              [WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a pro-rata portion of each of its Term Loans in an amount equal to $__________ (the "Term Assigned Amount"), and the Assignee proposes to accept such assignment of such rights and assume the corresponding obligations from the Assignor;]

              [WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Revolving Commitment in an amount equal to $__________ (the "Revolving Commitment Assigned Amount"), together with a corresponding portion of each of its Revolving Loans, and the Assignee proposes to accept such assignment of such rights and assume the corresponding obligations from the Assignor;]

              NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

              SECTION 1.  Definitions.   All  capitalized  terms  not o therwise
defined herein shall have the respective meanings set forth in the Credit Agreement.

              SECTION 2. Assignment. [The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement with respect to its Term Loans to the extent of the Term Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Term Assigned Amount, including the purchase from the Assignor of a pro-rata portion of the principal amount of each of the Term Loans of the Assignor outstanding at the date hereof.] [The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement with respect to its Revolving Commitment to the extent of the Revolving Commitment Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Revolving Commitment Assigned Amount, including the purchase from the Assignor of a pro-rata portion of the principal amount of each Revolving Loan of the Assignor outstanding at the date hereof.] Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower, the Administrative Agent [, each Issuing Lender and the Swing Lender] and the payment of the amounts specified in Section 3 required to be paid on the date hereof [(i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Lender under the Credit Agreement with outstanding Term Loans in an aggregate amount equal to the Term Assigned Amount, [(ii) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Lender under the Credit Agreement with a Revolving Commitment in an amount equal to the Revolving Commitment Assigned Amount, and
(iii) the Revolving Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee]. The assignment provided for herein shall be without recourse to the Assignor.

              SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.1 It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

              SECTION 4. Consent of the Borrower, the Administrative Agent and the Issuing Lenders. This Agreement is conditioned upon the consent of the Borrower, the Administrative Agent and each Issuing Lender pursuant to Section 10.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower, the Administrative Agent and each Issuing Lender is evidence of this consent. Pursuant to Section 10.06(c), the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein and the Assignor agrees to provide to the Borrower the Note so assigned marked cancelled.

              SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Obligor, or the validity and enforceability of the obligations of any Obligor in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Obligors.

              SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

              SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


           1 Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

              IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                               [NAME OF ASSIGNOR]


                                By_________________________
                                  Name:
                                  Title:


                               [NAME OF ASSIGNEE]


                                By__________________________
                                  Name:
                                  Title:


                                EXIDE ELECTRONICS GROUP, INC.


                                By__________________________
                                  Name:
                                  Title:


                                MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK, as Administrative Agent


                                By__________________________
                                  Name:
                                  Title:


                                [ISSUING LENDER(S)], as Issuing Lender


                                By__________________________
                                  Name:
                                  Title:

                       FORM OF BORROWING BASE CERTIFICATE


          I, ________________, the ____________ of EXIDE ELECTRONICS GROUP, INC.
(the "Borrower"), DO HEREBY CERTIFY, pursuant to the Credit Agreement originally dated as of March 13, 1996 and amended and restated as of April __, 1997 (as amended from time to time, the "Credit Agreement") among the Borrower, the Guarantors party thereto, the Lenders referred to therein, Morgan Guaranty Trust Company of New York, as Administrative Agent and NationsBank, N.A., as Documentation Agent, that attached hereto as Exhibit A is a true and accurate calculation of the Borrowing Base of Borrower as of __________, 19__, determined in accordance with the requirements of the Credit Agreement.

          Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

          IN WITNESS WHEREOF, I have signed this certificate as of this ___ day of ____________, 19__.




                                 --------------------------
                                 Name:
                                 Title:

                                    Exhibit A
                                       to

                           BORROWING BASE CERTIFICATE


                           (all numbers in thousands)

                            As at ____________, 19__


          ************************************************************



ACCOUNTS RECEIVABLE


Gross Accounts Receivable of the Borrower
and its Consolidated Subsidiaries                    ________

Less:

(a)      Receivables for which have
         been established a contra
         account, but only to the
         extent of such account                      ________

(b)      Receivables subject to a Lien
              pursuant to a Permitted
              Receivables Financing                  ________

     (c) Receivables against which a
              reserve has been taken                 ________



Total Eligible Receivables                                    $_________



ELIGIBLE RECEIVABLES                                 $________ X 70% = _________
                                                                       ---------

INVENTORY

     Value (determined
     on a basis consistent
     with that used in the
     preparation of the financial
     statements referred to in
         Section 4.04(a) of the Credit
     Agreement) of all
     Inventory owned by the
     Borrower and its Consolidated
     Subsidiaries                                    _________

         Less:

     (a) Inventory that is subject
                      to a Lien (other than
                      Liens created pursuant to
                      the Loan Documents)            _________

     (b) Inventory against which
                      a reserve has been taken       _________

     (c) Inventory for which has
                      been established a contra
                      account, but only to the
                      extent of such account         _________


Total Eligible Inventory                                              $_________


ELIGIBLE INVENTORY                                 $_________ X 50% = $_________



BORROWING BASE TOTAL                               $_________

REVOLVING LOANS OUTSTANDING                        $_________

                               GUARANTOR ADDENDUM

                          (ADDENDUM TO LOAN DOCUMENTS)


              ADDENDUM dated as of ____________, ____ to CREDIT AGREEMENT originally dated as of March 13, 1996 and amended and restated as of April __, 1997 (as amended and supplemented from time to time, the "Credit Agreement")
entered into among Exide Electronics Group, Inc. (the "Borrower"), the Guarantors party thereto, the lenders listed on the signatory pages thereof, NationsBank, N.A. as Documentation Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Administrative Agent for the Lenders referred to therein (together with its successors in such capacity, the "Agent"). Capitalized terms used but not defined herein are used as defined in the Credit Agreement.

              [Name of new Guarantor] (the "New Guarantor"), has become a Subsidiary of the Borrower, and the New Guarantor and the Company wish to comply with the terms of the Credit Agreement referred to therein. The New Guarantor accordingly agrees as follows:

              1. The New Guarantor hereby agrees that it is (and hereby becomes) a "Guarantor" party to the Credit Agreement and an "Obligor" party to the Security Agreement, in each case for all purposes as though a Guarantor or Obligor (as the case may be) originally signatory thereto.

              2.  Without limitation of the foregoing:

              (a) In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, the New Guarantor hereby grants to the Agent for the ratable benefit of the Secured Parties (as defined in the Security Agreement) a continuing security interest in and to all of the Collateral (as defined in the Security Agreement) of the New Guarantor.

              (b) The New Guarantor hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note and the full amount of all Letter of Credit Liabilities under the Credit Agreement, and the full and punctual payment of all other amounts payable by the Borrower or any other Obligor under the Loan Documents, [including without limitation all interest accruing before and after the commencement of any bankruptcy, insolvency or similar proceedings, whether or not allowed or allowable as a claim in such proceedings]. Upon failure by the Borrower or any other Obligor to pay punctually any such amount, each Guarantor agrees jointly and severally that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement or the other Loan Documents.


              (c)  The New Guarantor represents that:

              (i) The New Guarantor has been duly organized, is validly existing as a corporation, limited liability company or other business entity and is in good standing under the laws of its jurisdiction of organization, with full corporate or other entity powers to carry on its business as presently conducted.

         (ii) The execution, delivery and performance by the New Guarantor of this Addendum and each other Loan Document to which the New Guarantor is a party are within the New Guarantor's corporate or other entity powers, have been duly authorized by all necessary corporate or other entity action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of organization or by-laws of the New Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the New Guarantor or result in the creation or imposition of any Lien on any asset of the New Guarantor or any of its Subsidiaries.

        (iii) This Addendum and each other Loan Document to which the New Guarantor is a party constitutes a valid and binding agreement of the New Guarantor, enforceable in accordance with its terms except as (i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

              IN WITNESS WHEREOF, the New Guarantor has caused this Addendum to be duly executed by its duly authorized officer as of the day and year first above written.


                             [NAME OF NEW GUARANTOR]



                             By____________________________
                              Title:



Accepted and Acknowledged as of the date first written above:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent



                             By___________________________
                              Title